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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XPLORE TECHNOLOGIES CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

XPLORE TECHNOLOGIES CORP.
14000 Summit Drive, Suite 900
Austin, Texas 78728
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

November     •    , 2009

Dear Xplore Stockholder:

        You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Xplore Technologies Corp., a Delaware corporation, to be held at our executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on Thursday, January 14, 2010, at 9:00 a.m., local time.

        The principal business of the meeting will be to (i) elect to the Board of Directors the six nominees named in this proxy statement, (ii) ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010, (iii) approve an amendment to our Certificate of Incorporation to increase the number of shares of common stock authorized for issuance to Four Hundred Fifty Million (450,000,000) shares of common stock, (iv) approve an amendment to our Certificate of Incorporation to increase the number of shares of preferred stock authorized for issuance to One Hundred Fifty Million (150,000,000) shares of preferred stock, (v) approve Xplore's 2009 Stock Incentive Plan, and (vi) transact such other business as may properly come before the meeting and at any adjournment thereof.

        Along with the attached proxy statement, we have enclosed a copy of our 2009 Annual Report to Stockholders, which includes our audited financial statements as at and for the fiscal year ended March 31, 2009.

        Whether or not you plan to attend the Annual Meeting, it is still important that your shares be represented. Please submit a proxy to vote your shares in one of three ways: via Internet, telephone or mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Very truly yours,

Michael J. Rapisand Corporate Secretary and Chief Financial Officer

XPLORE TECHNOLOGIES CORP.
14000 Summit Drive, Suite 900
Austin, Texas 78728
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 14, 2010

Dear Xplore Stockholders:

        The 2009 Annual Meeting of Stockholders of Xplore Technologies Corp., a Delaware corporation (the "Company" or "Xplore"), will be held on Thursday, January 14, 2010, at 9:00 a.m., local time, at 14000 Summit Drive, Suite 900, Austin, Texas 78728.

        The principal business of the meeting will be to (i) elect to the Board of Directors the six nominees named in this proxy statement, (ii) ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010, (iii) approve an amendment to our Certificate of Incorporation to increase the number of shares of common stock authorized for issuance to Four Hundred Fifty Million (450,000,000) shares of common stock, (iv) approve an amendment to our Certificate of Incorporation to increase the number of shares of preferred stock authorized for issuance to One Hundred Fifty Million (150,000,000) shares of preferred stock, (v) approve Xplore's 2009 Stock Incentive Plan, and (vi) transact such other business as may properly come before the meeting and at any adjournment thereof.

        Stockholders of record at the close of business on November 23, 2009, the record date for the Annual Meeting, are entitled to notice of the Annual Meeting and to vote the shares held on that date at the Annual Meeting. Stockholders of record of the Company's common stock and preferred stock may vote their shares by proxy, whether or not they plan to attend the Annual Meeting, via Internet, telephone or mail. This proxy is being solicited by the Board of Directors of the Company.

By Order of the Board of Directors,

Michael J. Rapisand Corporate Secretary and Chief Financial Officer

Austin, Texas
November     •    , 2009

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, PHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS FOR YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY VIA INTERNET, PHONE OR MAIL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JANUARY 14, 2010.

        Our proxy statement and Annual Report to Stockholders, which are enclosed with this mailing, are also available at www.xploretech.com.

XPLORE TECHNOLOGIES CORP.
14000 Summit Drive, Suite 900
Austin, Texas 78728
Telephone: (512) 485-2017
Facsimile: (512) 249-5630

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

General Information

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xplore Technologies Corp. ("we", "us", "Xplore", or the "Company") for use at the 2009 Annual Meeting of Stockholders, which we refer to as the Annual Meeting, to be held at our executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on Thursday, January 14, 2010, at 9:00 a.m., local time, and any adjournment thereof. The matters to be considered and acted upon at the Annual Meeting are set forth in the attached Notice of Annual Meeting. This proxy statement, the Notice of Annual Meeting and the form of proxy are first being mailed to stockholders on or about December     •    , 2009.

Record Date

        Our Board of Directors has fixed November 23, 2009 as the record date for the purpose of determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common and/or preferred stock held as of the close of business on the record date. We will make available an alphabetical list of stockholders entitled to vote at the Annual Meeting, for examination by any stockholder during ordinary business hours, at our executive offices, from January 4, 2010 until the Annual Meeting.

Quorum and Required Vote

        As of the close of business on the Record Date, there were 112,844,619 shares of our common stock, 62,873,781 shares of our Series A Preferred Stock, 8,382,041 shares of our Series B Preferred Stock and 17,164,000 shares of our Series C Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of common and preferred stock has the right to one vote on each matter that properly comes before the Annual Meeting. The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

        Election of Directors.    Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Four directors are to be elected by the holders of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class and two directors are to be elected by the holders of our Series A Preferred Stock, voting as a separate class (as described below under "Proposal No. 1—Election of Directors"). Abstentions and broker non-votes will not be counted as having been voted in favor of a nominee. Stockholders may not cumulate votes in the election of directors.

        Amendments to Certificate of Incorporation.    The affirmative vote of the holders of a majority of the outstanding shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock), voting together as a single class, in person or represented by proxy, and entitled to vote, is required to approve the proposed amendments to the Company's Certificate of Incorporation.

        2009 Stock Incentive Plan and Other Proposals.    The affirmative vote of the holders of a majority of the shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) present, voting together as a single class, in person or represented by proxy, and entitled to vote, is required to approve the 2009 Stock Incentive Plan and such other proposals that may properly come before the Annual Meeting.

Abstentions and Broker "Non-Votes"

        Stockholders and brokers returning proxies or attending the meeting who abstain from voting will count towards determining a quorum. However, such abstentions will have no effect on the outcome of the election of directors or the approval of any other matter. Broker non-votes (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) will be treated as present for purposes of a quorum, but will have no effect on the votes required to elect directors or to approve any other matter.

Appointment of Proxies

        Stockholders who are unable to attend the meeting and vote in person may still vote by appointing a proxyholder. The persons specified in the enclosed form of proxy are officers of Xplore. A stockholder has the right to appoint a person, who need not be a stockholder, to represent such stockholder at the meeting (or any adjournment thereof) other than the persons specified in the enclosed form of proxy. Such right may be exercised by striking out the persons named as proxies and designating another person. For stockholders who wish to appoint a proxyholder, the completed form of proxy must be mailed in the enclosed envelope and received at the address on the proxy envelope no later than January 10, 2010.

        Inquiries regarding proxy forms can be made to our proxy representative, Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Voting by Proxy

        Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

  •
  By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.

  •
  By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.

  •
  By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

        If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.

        If your shares are held in "street name" (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

        The named proxies will vote the shares in respect of which they are appointed proxy in accordance with the instructions of the stockholder as indicated on the proxy and, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In absence of any such instructions, shares represented by such proxies will be voted at the Annual Meeting in accordance with the recommendations of the Board of Directors as follows:

  "FOR":

  •
  Proposal No. 1—Election of the nominees for director named in this proxy statement,

  •
  Proposal No. 2—Ratification of the appointment of PMB Helin Donovan, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2010,

  •
  Proposal No. 3—Approval of an amendment to our Certificate of Incorporation to increase the number of shares of common stock authorized for issuance to Four Hundred Fifty Million (450,000,000) shares of common stock,

  •
  Proposal No. 4—Approval of an amendment to our Certificate of Incorporation to increase the number of shares of preferred stock authorized for issuance to One Hundred Fifty Million (150,000,000) shares of preferred stock, and

  •
  Proposal No. 5—Approval of Xplore's 2009 Stock Incentive Plan.

        If any other matters are properly presented at the Annual Meeting, the persons named in the form of proxy will be entitled to vote on those matters for you. As of the date of this proxy statement, we are not aware of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

        A registered holder of common or preferred stock who has given a proxy may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy to Xplore's Corporate Secretary at 14000 Summit Drive, Suite 900, Austin, Texas 78728, by subsequently delivering another proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting will not automatically revoke your proxy. A non-registered stockholder who wishes to revoke a voting instruction form should contact his broker, trustee or nominee for instructions.

Cost of Proxy Solicitation

        We will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common and preferred stock. The solicitation will be by mail, with the material being forwarded to the stockholders of record and certain other beneficial owners of our common and preferred stock by the Company's officers and other employees (at no additional compensation). Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone, by facsimile or by electronic communication.

Dissenter Rights

        Under Delaware law, our stockholders are not entitled to dissenters' rights with respect to any matters to be voted on with respect to this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

General

        Action will be taken at the Annual Meeting for the election of four directors, to be elected by the holders of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, and two directors, to be elected by the holders of our Series A Preferred Stock, voting as a separate class (as described below).

        The persons named in the enclosed proxy card will vote to elect each of the nominees as a director, unless the proxy is marked otherwise. Each of the nominees is currently a director. Each nominee has indicated a willingness to serve as a director, if elected. If any nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our Board of Directors.

        No director, or associate of any director, is a party adverse to us or any of our subsidiaries in any material proceeding or has any material interest adverse to us or any of our subsidiaries. No director is related by blood, marriage or adoption to any other director or executive officer.

Information Regarding Nominees to the Board of Directors

        The following table provides certain information as to each nominee to our Board of Directors:

Name	Age	Positions with our Company
Philip S. Sassower	70	Chief Executive Officer and Chairman of the Board of Directors
Francis J. Elenio	43	Director
Andrea Goren	41	Director
F. Ben Irwin	49	Director
Thomas F. Leonardis	64	Director
Brian E. Usher-Jones	63	Director

        All directors are elected annually to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

        Philip S. Sassower has served as our Chief Executive Officer since February 2006 and has been a director of our company and served as Chairman of the Board of Directors since December 2004. Mr. Sassower is the Chief Executive Officer of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Sassower has also been Chief Executive Officer of Phoenix Enterprises LLC, a private equity firm, and has served in that capacity since 1996. Mr. Sassower became a director of The Fairchild Corporation (NYSE: FA), a motorcycle accessories and aerospace parts and services company, on January 10, 2008 and was named Chairman of the Board of The Fairchild Corporation on May 13, 2008. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. Mr. Sassower served as Chairman of the Board of Communication Intelligence Corp., an electronic signature solution provider, from 1998 to 2002 and Chairman of the Board of Newpark Resources, Inc., an environmental services company, from 1987 to 1996. Mr. Sassower is co-manager of the managing member of Phoenix Venture Fund LLC, our principal stockholder.

        Francis J. Elenio has been a director of our company since November 2007. Mr. Elenio is Financial Advisor to Premier Wealth Management, Inc., a wealth management company focused on medium and high net worth individuals, and has served in that position since September 2007. In addition, Mr. Elenio is Chief Financial Officer of Wilshire Enterprises, Inc., a real estate investment and management company, and has served in that position since September 2006. Previously, Mr. Elenio was Chief Financial Officer of WebCollage, Inc., an internet content integrator for manufacturers, from March 2006 through August 2006. From November 2005 through March 2006, Mr. Elenio was interim Chief Financial Officer of TWS Holdings, Inc., a business process outsourcing company. From April 2004 until November 2005, Mr. Elenio was Chief Financial Officer and Director for Roomlinx, Inc., a provider of wireless high speed internet access to hotels and conference centers.

        Andrea Goren has been a director of our company since December 2004. Mr. Goren is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003 and has been associated with Phoenix Enterprises LLC since January 2003. Prior to that, Mr. Goren served as Vice President of Shamrock International, Ltd., a private equity firm, from June 1999 to December 2002. Mr. Goren became a director of The Fairchild Corporation on January 10, 2008. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. Mr. Goren is co-manager of the managing member of Phoenix Venture Fund LLC, our principal stockholder.

        F. Ben Irwin has been a director of our company since May 2009. Mr. Irwin has been President and Owner of Rejen Inc, a re-manufacturer and retailer of inkjet and laser toner cartridges, since September 2005. Prior to that, Mr. Irwin served as Senior Vice President of Engineering of Itronix Corp., a designer and manufacturer of rugged laptop and handheld computing products from July 2000 to February 2005.

        Thomas F. Leonardis has been a director of our company since June 2005. Mr. Leonardis has been President and Chief Executive Officer of Ember Industries, Inc., a contract electronics manufacturer, since November 2001. Mr. Leonardis served as a director of DataMetrics Corporation, a designer and manufacturer of rugged electronic products, from November 2001 to March 2008.

        Brian E. Usher-Jones has been a director of our company since 1996. Since 1992, Mr. Usher-Jones has been self-employed as a merchant banker. Mr. Usher-Jones is currently a director of Wireless Age Communications Inc. From November 2000 to September 2006, Mr. Usher-Jones served as Chairman and Chief Executive Officer of Oromonte Resources Inc., a mining exploration company. From November 2002 to September 2005, Mr. Usher-Jones served as Chairman of Greenshield Resources Ltd., a mining exploration company. From April 1997 to June 2004, Mr. Usher-Jones served as a director of Calvalley Petroleum Inc., an oil exploration company. From June 2001 to July 2004, Mr. Usher-Jones served as a director of Pivotal Self-Service Technologies Inc., which installs ATM machines. From January 2001 to December 2003, Mr. Usher-Jones served as Chairman of International Vision Direct, an internet seller of contact lenses. Mr. Usher-Jones served as Treasurer and Interim Chief Financial Officer of our company from August 1996 to November 1997 and from August 2001 to December 2001.

Information Regarding Our Non-Director Executive Officers

        The following table provides information regarding our non-director executive officers:

Name	Age	Positions with our Company
Mark Holleran	51	President and Chief Operating Officer
Michael J. Rapisand	50	Chief Financial Officer and Corporate Secretary
Bryan J. Bell	49	Vice President of Engineering

        Mark Holleran has served as our President and Chief Operating Officer since February 2006. Mr. Holleran served as Vice President of Sales from April 2003 to February 2006. Prior to joining our company, Mr. Holleran was a consultant with the consulting firm of Cox Consulting Ltd. from 2002 to 2003. Prior to that, Mr. Holleran served as President and Chief Executive Officer of Wavestat Wireless Inc., a developer of wireless products, from 2000 to 2002. Mr. Holleran served as Vice-President—Sales and Marketing at Cabletron Systems of Canada from 1996 to 1999.

        Michael J. Rapisand has served as our Chief Financial Officer and Corporate Secretary since August 2004. Prior to joining our company, Mr. Rapisand served as Chief Financial Officer of TippingPoint Technologies, Inc., a network-based security hardware manufacturer, from October 2002 to March 2004. Prior to that, Mr. Rapisand served as Chief Financial Officer and Vice President of ThinkWell Corporation, a publishing company, from October 2001 to September 2002. From March 1997 to July 2001, Mr. Rapisand served as Finance Director of Dell Inc. Mr. Rapisand served as a director of DataMetrics Corporation, a designer and manufacturer of rugged electronic products from October 2006 to March 2008.

        Bryan J. Bell became our Vice President of Engineering in May 2008. Prior to joining our company, Mr. Bell was Vice President of Operations at Sirific Wireless since February 2003. Sirific develops solutions for 3.5G multi-mode, multi-band mobile cellular and broadband data for notebook computers. From October 2000 to February 2003, he was DSL Engineering Team Leader at Texas Instruments. From February 1997 to October 2000, Mr. Bell was the Vice President and General Manager of the notebook computer business of Acer Advanced Labs, Inc.

Series A Directors

        Pursuant to the terms of our Certificate of Incorporation, the holders of record of a majority of the voting power of the Series A Preferred Stock, voting as a separate class, are entitled to elect two directors of our company, which we refer to as the Series A Directors, so long as at least 10% (6,347,290 shares) of the originally issued shares of Series A Preferred Stock remain outstanding. Philip S. Sassower beneficially owns 13,676,370 shares of Series A Preferred Stock and Phoenix Venture Fund LLC (Mr. Sassower and Andrea Goren are the co-managers of the managing member of Phoenix Venture Fund) beneficially owns 31,032,014 shares of Series A Preferred Stock. Thus, together Mr. Sassower and Phoenix Venture Fund beneficially own 71.1% of the voting power of the Series A Preferred Stock. Accordingly, it is expected that at the Annual Meeting the holders of our Series A Preferred Stock will re-elect Mr. Sassower and Mr. Goren to serve as the Series A Directors.

Vote Required

        The affirmative vote of a plurality of the votes cast by those holders present in person, or represented by proxy, and entitled to vote, is required to elect the director nominees, other than the Series A Directors, who are elected by the holders of a majority of the voting power of our Series A Preferred Stock. The enclosed proxy allows you to vote for the election of the nominees listed, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

        If you do not vote for a nominee, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the nominees, it will have no effect on the election.

Recommendation

        Our Board of Directors recommends a vote "FOR" the election of each nominee listed above to the Board of Directors.

 PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        Our Board of Directors, upon the recommendation of our audit committee, has selected PMB Helin Donovan, LLP, located in Austin, Texas, to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2010. Our Board of Directors has determined that the selection of PMB

Helin Donovan, LLP should be submitted to the stockholders for ratification. PMB Helin Donovan, LLP has served as our independent registered public accounting firm since December 7, 2007. A representative of PMB Helin Donovan, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

        Our audit committee authorized and approved the engagement of PMB Helin Donovan LLP. During the two fiscal years and interim period prior to our engaging PMB Helin Donovan LLP, neither we nor anyone on our behalf consulted PMB Helin Donovan LLP regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter regarding us that was the subject of a disagreement or a reportable event.

Change in Accountants

        Mintz & Partners LLP, located in North York, Ontario, served as our independent registered public accounting firm for our fiscal years ended March 31, 2005, 2006 and 2007. On December 7, 2007, we notified Mintz & Partners that we intended to engage PMB Helin Donovan, LLP as our new independent registered public accounting firm and thereby were terminating our relationship with Mintz & Partners. The decision to change independent registered public accounting firms was approved by our audit committee. A representative of Mintz & Partners is not expected to be present at the Annual Meeting.

        Mintz & Partners' reports on our financial statements for the years ended March 31, 2006 and March 31, 2007 did not contain any adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years and interim period preceding Mintz & Partners' termination, there were no reportable events or disagreements with Mintz & Partners on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mintz & Partners would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Principal Accountant Fees and Services

  Principal Accountant Fees

        The following table summarizes the fees PMB Helin Donovan LLP billed to us for each of the last two fiscal years:

Fee Category	Fiscal Year 2009	% of Total	Fiscal Year 2008	% of Total
Audit Fees(1)	$129,950	100%	$137,292	100%
Audit-Related Fees(2)	—		—
Tax Fees	—	%	—	%
All Other Fees	—	%	—

Total Fees	$129,950	100%	$137,292	100%

(1)
Audit Fees consist of amounts for professional services performed for the audit of our annual financial statements and review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements. PMB Helin Donovan performed the audit of the Company's annual consolidated financial statements for the year ended March 31, 2009 and billed us fees of $129,950. All of the fees were for professional services performed for the audit of our annual financial statements and review of quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements. PMB Helin Donovan performed the audit of the our annual consolidated financial statements for the year ended March 31, 2008 and billed us fees of $117,800. All of the fees were for professional services performed for the audit of our annual financial statements and review of our quarterly financial statements for our third quarter ended December 31, 2007. Mintz & Partners performed the review of our quarterly financial statements for our first and second quarters ended June 30, 2007 and September 30, 2007 and were paid fees of $19,492.

(2)
No fees were paid to PMB Helin Donovan or Mintz & Partners for assurance and related services reasonably related to the performance of the audit or review of our company's quarterly financial statements, other than Audit Fees, during the two years ended March 31, 2009.

  Pre-approval Policy

        Consistent with SEC and PCAOB requirements regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the Company's independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. During the year, if it becomes necessary to engage the independent registered public accounting firm for services, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm. In accordance with that policy, our audit committee may delegate to one of its members the approval of such services. In such cases, the items approved will be reported to the audit committee at its next scheduled meeting following such pre-approval. All of the audit and other fees paid to PMB Helin Donovan and Mintz & Partners for fiscal years 2009 and 2008 were approved by our audit committee.

Vote Required

        The affirmative vote of the holders of a majority of the shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) present, voting together as a single class, whether in person or by proxy, at the meeting and entitled to vote is required to ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PMB Helin Donovan, LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2010.

 PROPOSALS 3 and 4

AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF CAPITAL STOCK

        Your Board of Directors recommends approval of an amendment to Xplore's Certificate of Incorporation to increase the number of authorized shares of common stock, $.001 par value, from Three Hundred Million (300,000,000) to Four Hundred Fifty Million (450,000,000) shares and authorized shares of preferred stock, $.001 par value, from One Hundred Ten Million (110,000,000) to One Hundred Fifty Million (150,000,000) shares. The Board of Directors has unanimously approved these amendments, declared it to be advisable and directed that it be submitted to the stockholders for approval at the Annual Meeting.

        Under proposals 3 and 4, the first paragraph of Article Fourth of the Restated Certificate of Incorporation would be amended and restated to read as follows:

    "FOURTH: 1. The total number of shares of stock which the Corporation is authorized to issue is Six Hundred Million (600,000,000) shares of capital stock consisting of: (i) Four Hundred Fifty Million (450,000,000) shares of common stock, $.001 par value (the "Common Stock"), and (ii) One Hundred Fifty Million (150,000,000) shares of Preferred Stock, $.001 par value (the "Preferred Stock")."

Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock

        As of November 5, 2009, there were 112,844,619 shares of common stock outstanding; 150,716,262 shares of common stock reserved for issuance pursuant to conversion rights of preferred stock and warrants; and 46,401,615 shares of common stock reserved for issuance pursuant to the Amended Share Option Plan, the Employee Stock Purchase Plan and the 2009 Stock Incentive Plan.

        As of November 5, 2009, there were 62,873,781 shares of our Series A Preferred Stock, 8,382,041 shares of our Series B Preferred Stock and 17,164,000 shares of our Series C Preferred Stock issued and outstanding.

        The Board of Directors believes that it is desirable to have the additional authorized shares of common stock and preferred stock available for possible future financing transactions, stock dividends, interest payments with respect to the Company's subordinated indebtedness and preferred stock and other general corporate purposes. Pursuant to the terms of the Company's recently completed private placement of $3.21 million in senior secured promissory notes and warrants to purchase 32,100,000 shares of common stock, the Company is obligated to increase the number of shares of common stock available to be reserved for issuance upon the exercise of warrants issued pursuant thereto. The Company has no other agreements, commitments or plans with respect to the sale or issuance of any of the additional shares of common stock or preferred stock as to which authorization is sought.

        If approved, the amendment would allow the Board of Directors to issue additional shares of common stock and preferred stock without further stockholder approval, unless required by applicable law or stock exchange rules. Although the Company has no specific plans at this time for use of the additional shares of common stock except in connection with existing compensation and benefit plans and interest payments with respect to the Company's subordinated indebtedness and preferred stock, having additional authorized shares of common stock and preferred stock available for issuance in the future would give the Company greater flexibility and would allow such shares to be issued without the expense and delay of a special stockholders' meeting or waiting until the next annual meeting.

        The additional common stock to be authorized will have rights identical to the currently outstanding common stock of the Company. The proposed amendment will not affect the par value of the common stock or preferred, which will remain at $.001 per share, nor will it affect any outstanding series of the Company's preferred stock. Under the Company's Certificate of Incorporation, stockholders do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

        The additional 40,000,000 shares of preferred stock proposed to be authorized will be undesignated as is the case with respect to the currently authorized preferred stock. The Board of Directors will be empowered to issue the additional preferred stock without any future stockholder action (unless otherwise required) in one or more series and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board includes, among other things, establishing the number of shares constituting a series, dividend rights (including the amount and nature thereof), voting rights (in addition to the rights provided by applicable law), conversion or exchange privileges, redemption features, sinking fund provisions, conditions or restrictions on specified actions of the Company, and rights in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company.

        If the Company issues additional shares of common stock or other securities convertible into common stock in the future, it could dilute the voting rights of existing holders of common stock and could also dilute earnings per share and book value per share of existing common stockholders. The increase in authorized capital stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect.

        It is not possible to state the effects of the proposed amendment to increase the authorized shares of preferred stock upon the rights of holders of common stock until the Board of Directors determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board of Directors' authority described above may adversely affect the rights of the holders of common stock. Specifically, the effects of such issuances of preferred stock could include reduction of the amount of cash otherwise available for payment of dividends on common stock, restrictions on dividends on common stock, dilution of the voting power of common stock, and restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock. For example, preferred stock issued by the Company will likely rank senior to the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock.

        Although the Board of Directors has no intention to do so, the Board of Directors will have the authority to issue common stock and/or preferred stock in a manner that could make it more difficult, or discourage an attempt, to obtain control of the Company by means of a merger, tender offer, proxy contest, or other method. Such an occurrence, in the event of a hostile takeover, may have an adverse impact on stockholders who may wish to participate in such offer. The Board of Directors is not aware of any effort by any person to obtain control of the Company in a hostile manner and does not contemplate the issuance of authorized shares for the foregoing purposes.

        If approved, these amendments will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of Delaware, which we would do promptly after the Annual Meeting.

Vote Required For Proposal 3

        The affirmative vote of the holders of a majority of the outstanding shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock), voting together as a single class, whether in person or by proxy, is required to approve the proposed amendment to increase the number of authorized shares of common stock, $.001 par value, from Three Hundred Million (300,000,000) to Four Hundred Fifty Million (450,000,000) shares.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the increase of authorized shares of common stock.

Vote Required For Proposal 4

        The affirmative vote of the holders of a majority of the outstanding shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock), voting together as a single class, whether in person or by proxy, is required to approve the proposed amendment to increase the number of authorized shares of preferred stock, $.001 par value, from One Hundred Ten Million (110,000,000) to One Hundred Fifty Million (150,000,000) shares.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the increase of authorized shares of preferred stock.

 PROPOSAL 5

APPROVAL OF 2009 STOCK INCENTIVE PLAN

        On July 28, 2009, the Board of Directors approved the Company's 2009 Stock Incentive Plan (the "2009 Stock Plan"), subject to the approval of the Company's stockholders and on November 10, 2009, the Board of Directors approved an increase in the number of shares of our common stock that may be issued under the 2009 Stock Plan to 25.1 million. The 2009 Stock Plan provides for equity-based awards in the form of incentive stock options and non-statutory options, restricted shares, stock appreciation rights and restricted stock units. Awards under the 2009 Stock Plan are made to selected employees, directors and consultants to promote stock ownership among award recipients, to encourage their focus on strategic long-range corporate objectives, and to attract and retain exceptionally qualified personnel.

        The 2009 Stock Plan is effective retroactively as of June 10, 2009. Up to 25.1 million shares of our common stock may be issued under the 2009 Stock Plan. The closing trading price of the common stock was $    •    on November     •    , 2009.

        The following summary of the principal features of the 2009 Stock Plan is qualified by reference to the terms of the 2009 Stock Plan, which is attached to this proxy statement as Appendix A.

Administration

        The Board of Directors or the Compensation Committee (the "Committee") has the authority to interpret and resolve any ambiguities in the terms of the 2009 Stock Plan, determine the persons to whom, and the times at which, awards will be granted, the type of awards to be granted and all other related terms and conditions of the awards, and to adopt such rules and regulations for administration of the 2009 Stock Plan as it determines are necessary or appropriate. The terms and conditions of each award will be set forth in a written agreement with a participant. Decisions, interpretations and other actions of the Board of Directors or the Committee are final and binding on all participants and all persons deriving their rights from a participant.

Eligibility; Award Limits

        Employees, consultants and directors are eligible for the grant of awards. There are approximately 44 employees and directors currently eligible to participate in the 2009 Stock Plan. No participant may receive awards under the 2009 Stock Plan in any calendar year that relates to more than 8 million shares of common stock, subject to any stock dividend, stock split or similar change effecting common stock as a class.

Awards

  Stock Options

        The 2009 Stock Plan permits the Company to grant to participants options to purchase shares of the common stock at stated prices for specific periods of time. For purposes of determining the number of shares available under the 2009 Stock Plan, each stock option counts as the number of shares of common stock subject to the stock option. Certain stock options that are granted to employees under the 2009 Stock Plan may qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Incentive stock options are available only for employees. Unless the 2009 Stock Plan is terminated earlier by the Board of Directors, stock options may be granted at any time before or on June 9, 2019, when the 2009 Stock Plan will terminate according to its terms. The Committee could award options for any amount of consideration or no consideration, as the Board of Directors or the Committee determines.

        The Board of Directors or the Committee will establish the terms of individual stock option grants in stock option agreements. These documents may contain terms, conditions and restrictions that the Board of Directors or the Committee determines to be appropriate and may include vesting requirements to encourage long-term ownership of shares.

        The exercise price of a stock option is determined by the Board of Directors or the Committee, but must be at least 100% of the fair market value of our common stock on the date of grant for incentive stock options. When exercising all or a portion of a stock option, a participant may pay the exercise price with cash or, to the extent the stock option agreement provides, by surrender of shares of common stock owned by the participant, through a broker-assisted cashless exercise transaction, delivery of a full-recourse promissory note, a pledge of shares of common stock or other consideration substantially equal to cash, or, at the discretion of the Board of Directors or the Committee, through the rendering of services to the Company prior to the award.

        Although the term of each stock option will be determined by the Board of Directors or the Committee, no stock option is exercisable under the 2009 Stock Plan after ten years from the date it was granted. A stock option agreement may provide for accelerated exercisability in the event of the optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee's service to the Company. The Board of Directors or the Committee may impose other restrictions on shares of common stock acquired through a stock option exercise. The Board of Directors or the Committee may determine at the time of the grant or thereafter, that all or part of the stock options shall become exercisable upon a change of control.

  Restricted Shares

        The 2009 Stock Plan permits the Board of Directors or the Committee to award restricted shares, subject to the terms and conditions set by the Board of Directors or the Committee that are consistent with the 2009 Stock Plan. Restricted shares are shares of common stock the retention, vesting and/or transferability of which is subject, for specified periods of time, to such terms and conditions as the Board of Directors or the Committee deems appropriate. The Board of Directors or the Committee could award restricted shares for any amount of consideration or no consideration, as the Board of Directors or the Committee determines.

        Each award of restricted shares may or may not be subject to vesting. Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the restricted share agreement. A restricted share agreement may provide for accelerated vesting in the event of the participant's death, disability or retirement or other events. The Committee or Board of Directors may determine, at the time of granting restricted shares or thereafter, that all or part of such restricted shares will become vested upon a change of control (as defined in the 2009 Stock Plan). Except as may be set forth in a restricted share agreement, vesting of the restricted shares will cease on the termination of the participant's service.

        Restricted shares may be sold or awarded under the 2009 Stock Plan for such consideration as the Committee or Board of Directors may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services. The holders of restricted shares awarded under the 2009 Stock Plan will have the same voting, dividend and other rights as the Company's other stockholders. A restricted share agreement, however, may require that the holders of restricted shares invest any cash dividends received in additional restricted shares.

  Stock Appreciation Rights

        The 2009 Stock Plan also permits the Board of Directors or the Committee to grant stock appreciation rights. A stock appreciation right permits the holder to receive the difference between the market value of a share of common stock subject to the stock appreciation right on the exercise date of the stock appreciation right and the exercise price set by the Board of Directors or the Committee. Under the 2009 Stock Plan, the exercise price of stock appreciation rights must be equal to or greater than the fair market value of such shares on the date the stock appreciation rights are granted. Stock appreciation rights are exercisable on dates determined by the Board of Directors or the Committee at the time of grant. The Board of Directors or the Committee may award stock appreciation rights for any amount of consideration or no consideration, as the Board of Directors or the Committee determines.

        Each stock appreciation right agreement will specify the date when all or any installment of the stock appreciation right is to become exercisable. The stock appreciation right agreement will also specify the term of the stock appreciation right. A stock appreciation right agreement may provide for accelerated exercisability in the event of the optionee's death, disability or retirement or other events. Except as may be set forth in a stock appreciation right agreement, vesting of the stock appreciation right will cease on the termination of the participant's service. Stock appreciation rights may be awarded in combination with options, and such an award may provide that the stock appreciation rights will not be exercisable unless the related options are forfeited. A stock appreciation right may be included in an incentive stock option only at the time of grant, but may be included in a non-statutory option at the time of grant or thereafter. A stock appreciation right granted under the 2009 Stock Plan may provide that it will be fully exercisable upon a change of control or exercisable only in the event of a change of control.

        Upon exercise of a stock appreciation right, the holder will receive shares of common stock, cash or a combination of common stock and cash, as the Committee or Board of Directors determines. The amount of cash and/or the fair market value of shares of common stock received upon exercise of stock appreciation rights will, in the aggregate, be equal to the amount by which the fair market value (on the date of surrender) of the shares of common stock subject to the stock appreciation rights exceeds the exercise price.

  Restricted Stock Units

        The 2009 Stock Plan permits the Board of Directors or the Committee to award restricted stock units, subject to the terms and conditions set by the Board of Directors or the Committee that are consistent with the 2009 Stock Plan. Restricted stock units are bookkeeping entries representing the Company's obligation to deliver shares of common stock (or cash) on a future date subject to such terms as the Board of Directors or the Committee deems appropriate. Each grant of restricted stock units under the 2009 Stock Plan will be evidenced by a restricted stock unit agreement between the recipient and the Company. Such restricted stock units are subject to all applicable terms of the 2009

Stock Plan and may be subject to any other terms that are not inconsistent with the 2009 Stock Plan. The provisions of the various restricted stock unit agreements entered into under the 2009 Stock Plan need not be identical. Restricted stock units may be granted in consideration of a reduction in the recipient's other compensation.

        Each award of restricted stock units may or may not be subject to vesting. Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the restricted stock unit agreement. A restricted stock unit agreement may provide for accelerated vesting in the event of the participant's death, disability or retirement or other events. The Committee or Board of Directors may determine, at the time of granting restricted stock units or thereafter, that all or part of such restricted stock units will become vested in the event that a change of control occurs with respect to the Company.

        Settlement of vested restricted stock units may be made in the form of cash, shares of common stock or any combination of both, as determined by the Committee or Board of Directors. The holders of restricted stock units will have no voting rights. Any restricted stock units that become payable after the recipient's death will be distributed to the recipient's beneficiary or beneficiaries.

Transferability of Awards

        Without Board of Directors or Committee approval, awards granted under the 2009 Stock Plan generally cannot be transferred, except by will or by the laws of descent and distribution, incident to divorce, or pursuant to a domestic relations order, unless transfer is permitted by the terms of the applicable agreement evidencing the award.

Amendment and Termination

        The Board of Directors may alter, amend, suspend or terminate the 2009 Stock Plan at any time and from time to time. An amendment to the 2009 Stock plan will be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

        Unless sooner terminated by the Board of Directors, the 2009 Stock Plan will terminate on June 9, 2019. No awards will be granted under the 2009 Stock Plan following such termination. The termination of the 2009 Stock Plan will not affect awards previously granted under the 2009 Stock Plan.

Effect of Certain Corporate Events

        Should any change be made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or similar change that materially affects the fair market value of the outstanding common stock as a class, the Board of Directors or Committee will make appropriate adjustments to the limitation on the number of shares available for grant under the 2009 Stock Plan, the number of shares available for grant to individual participants, the number of shares covered by all outstanding awards and the price per share in effect under each outstanding option or stock appreciation right.

        In the event of certain business combinations, including the sale or lease of all or substantially all of the assets of the Company, or a merger or consolidation involving the Company where all or substantially all of the beneficial owners of Company capital stock prior to such business combination own 50% or less of the outstanding shares of the common stock after the business combination or a similar transaction, each of which we refer to as a "corporate transaction", and subject to any vesting acceleration provisions in an award agreement, outstanding awards will be treated in the manner provided in the agreement relating to the corporate transaction (including as the same may be amended). The corporate transaction agreement will not be required to treat all awards or individual types of awards similarly in the corporate transaction; provided, however, that the corporate transaction agreement will provide for one of the following with respect to all outstanding awards (as applicable):

  •
  the continuation of the outstanding award by the Company, if the Company is a surviving company;

  •
  the assumption of the outstanding award by the surviving company or its parent or subsidiary;

  •
  the substitution by the surviving company or its parent or subsidiary of its own award for the outstanding award;

  •
  full exercisability or vesting and accelerated expiration of the outstanding award, followed by the cancellation of such award;

  •
  the cancellation of an outstanding option or stock appreciation right and a payment to the optionee equal to the excess of (x) the fair market value of the shares subject to such option or stock appreciation right (whether or not such option or stock appreciation right is then exercisable or such shares are then vested) as of the closing date of such corporate transaction over (y) its aggregate exercise price; or

  •
  the cancellation of an outstanding restricted stock unit and a payment to the participant equal to the fair market value of the shares subject to such restricted stock unit (whether or not such restricted stock unit is then vested) as of the closing date of such corporate transaction.

Federal Income Tax Considerations

        The following summary of the effect of U.S. federal income taxation upon the participants and the Company with respect to the shares purchased under the 2009 Stock Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

        A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option. At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

        A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her options or a portion thereof. Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option. The participant will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the gain will be capital gain and the Company will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of the exercise or the amount for which the stock is sold, will be taxed as ordinary income and the Company will be entitled to a corresponding deduction. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

        A participant generally will not recognize income upon the grant of a stock appreciation right or a restricted stock unit. At the time a participant receives payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received, and the Company will then be entitled to a corresponding deduction.

        A participant will not be taxed upon the grant of restricted shares if such award is not transferable by the participant and is subject to a "substantial risk of forfeiture," as defined in the Code. However, when the shares of common stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. A participant may elect to be taxed on the grant of restricted shares by making an election under Section 83(b) of the Code. If the participant makes such an election, the participant will recognize ordinary income and the Company will receive a corresponding tax deduction, based on the fair market value of the shares at the time of the grant less any amount paid for the shares.

Equity Compensation Plan Information

        The following table sets out information with respect to compensation plans under which equity securities of our Company were authorized for issuance as of March 31, 2009.

Plan Category(1)	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	11,562,667	$0.43	18,665,948
Equity compensation plans not approved by security holders	N/A	N/A	—
Total	11,562,667	$0.43	18,665,948

(1)
Does not include 5 million shares authorized for issuance under Xplore's Employee Stock Purchase Plan which was approved by the stockholders on November 4, 2009 and was effective retroactive to January 1, 2009 and 25.1 million shares authorized for issuance under the 2009 Stock Plan.

NEW PLAN BENEFITS
2009 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Purchase Rights(1)
Philip S. Sassower—Chief Executive Officer	$45,000	300,000	(2)
Mark Holleran—President and Chief Operating Officer	$50,000	500,000	(3)
Michael J. Rapisand—Chief Financial Officer	$30,000	300,000	(4)
Executive Group	$30,000	300,000	(5)
Non-Executive Director Group	$202,500	1,350,000	(6)
Non-Executive Officer Employee Group	$75,900	759,000	(7)

(1)
Represents the number of shares of common stock underlying awards granted through November     •    , 2009. The level of future award grants is uncertain and cannot be currently estimated.

(2)
Represents awards made to Mr. Sassower on June 10, 2009 of options to purchase (a) 150,000 shares of common stock, at an exercise price of $0.15 per share, for services rendered to the Company during the 2009 fiscal year, which options were fully vested as of the date of grant and

  (b) 150,000 shares of common stock, at an exercise price of $0.15 per share, for services to be rendered to the Company for the 2010 fiscal year, which options fully vest on March 31, 2010.

(3)
Represents an award made to Mr. Holleran on July 28, 2009 of 500,000 restricted shares, in lieu of a portion of his cash compensation for fiscal year 2010. These restricted shares will fully vest on March 31, 2010. The market value of the common stock was $0.10 per share on the date of award.

(4)
Represents an award made to Mr. Rapisand on July 28, 2009 of 300,000 restricted shares, in lieu of a portion of his cash compensation for fiscal year 2010. These restricted shares will fully vest on March 31, 2010. The market value of the common stock was $0.10 per share on the date of award.

(5)
Represents an award made to an executive officer on July 28, 2009 of 300,000 restricted shares, in lieu of a portion of his cash compensation for fiscal year 2010. These restricted shares will fully vest on March 31, 2010. The market value of the common stock was $0.10 per share on the date of award.

(6)
Represents awards made to each director on June 10, 2009 of options to purchase (a) 150,000 shares of common stock, at an exercise price of $0.15 per share, for services rendered to the Company during the 2009 fiscal year which options were fully vested as of the date of grant and (b) 150,000 shares of common stock at an exercise price of $0.15 per share, for services to be rendered to the Company for the 2010 fiscal year, which options fully vest on March 31, 2010.

(7)
Represents awards made to certain employees on July 28, 2009 of restricted shares, in lieu of a portion of their cash compensation for fiscal year 2010. All of these restricted shares will fully vest on March 31, 2010. The market value of the common stock was $0.10 per share on the date of award.

Vote Required

        The affirmative vote of the holders of a majority of the shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) present, voting together as a single class, whether in person or by proxy, at the meeting and entitled to vote is required to approve the 2009 Stock Plan.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the approval of the 2009 Stock Plan.

CORPORATE GOVERNANCE

Director Independence

        We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The Nasdaq Stock Market, considered whether any director has a material relationship with us that could interfere with his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, we determined that Thomas Leonardis, Frank Elenio, Ben Irwin and Brian Usher-Jones are "independent directors" as defined under the rules of The Nasdaq Stock Market.

Board Meetings and Attendance

        Our board met eight times during our 2009 fiscal year. During fiscal year 2009, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees on which he then served. We do not have a policy with regard to board members' attendance at our annual meetings. Philip S. Sassower, our Chairman of the Board and Chief Executive Officer, attended our last annual meeting of stockholders.

Board Committees

        Our board has four standing committees—audit, compensation, corporate governance and executive.

  Audit Committee

        The audit committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

  •
  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

  •
  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitoring our internal control over financial reporting and disclosure controls and procedures;

  •
  discussing our risk management policies;

  •
  meeting independently with our independent registered public accounting firm and management;

  •
  reviewing and approving or ratifying any related person transactions; and

  •
  preparing the audit committee report required by SEC rules, which is included below in this proxy statement.

        The current members of our audit committee are Brian Usher-Jones, Francis J. Elenio and Thomas F. Leonardis. Our Board of Directors has determined that Brian Usher-Jones meets the criteria of an "audit committee financial expert" as that term is defined in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. Mr. Usher-Jones is an independent director as defined under the rules of The Nasdaq Stock Market. Mr. Usher-Jones' background and experience include being a chartered accountant and Chief Financial Officer of Nesbitt, Thomson and Company. Our audit committee met four times during our 2009 fiscal year. The audit committee's charter is posted on our web site at http://www.xploretech.com.

  Compensation Committee

        The compensation committee's responsibilities include:

  •
  annually reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers;

  •
  determining the compensation of our Chief Executive Officer and our President and Chief Operating Officer;

  •
  making recommendations to the Board of Directors with respect to the compensation of our other executive officers;

  •
  overseeing and administering our incentive plans;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis," which is included below in this proxy statement; and

  •
  preparing the compensation committee report required by SEC rules, which is included below in this proxy statement.

        The members of our compensation committee are Andrea Goren, Thomas F. Leonardis and Brian Usher-Jones. Our compensation committee met one time during our 2009 fiscal year. Our compensation committee does not have a formal written charter.

  Corporate Governance Committee

        The corporate governance committee's responsibilities include:

  •
  to periodically review and evaluate the performance of all directors and the board as a whole;

  •
  to annually recommend the members proposed for re-election to the board;

  •
  to select new candidates for board memberships and to make recommendations to the board;

  •
  to consider annually the adequacy and form of compensation and benefits to be paid to the directors and make recommendations to the board;

  •
  to establish procedures to ensure that the board may meet independent of management and to review annually the membership and chairs of all committees of the board; and

  •
  to periodically review the mandate, powers and performance of the committees and make recommendations to the board.

        The members of our corporate governance committee are Philip S. Sassower and Brian Usher-Jones. Our corporate governance committee did not formally meet during our 2009 fiscal year; however, corporate governance matters were discussed at meetings of the full Board of Directors.

  Executive Committee

        The executive committee's function is to assist management, as needed, on operational day-to-day activities of the Company. The members of our executive committee are Philip S. Sassower and Andrea Goren. Our executive committee did not meet formally as a committee during our 2009 fiscal year; however, management held regular meetings and discussions with our executive committee.

Director Nomination Process

        The process followed by our corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board. The committee does not have a written charter.

        The corporate governance committee does not set specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board of Directors.

        While the corporate governance committee has no formal policy with respect to the consideration of nominees recommended by stockholders, the committee will consider qualified nominees recommended by stockholders.

Audit Committee Report

        The audit committee has reviewed our audited financial statements for the fiscal year ended March 31, 2009 and discussed them with our management and registered public accounting firm.

        The audit committee has also discussed with our registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from our registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the registered public accounting firm's communications with the audit committee concerning independence, and has discussed with our registered public accounting firm their independence.

        Based on the review and discussions referred to above, the audit committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2009.

By the Audit Committee of the Board of Directors

BRIAN USHER-JONES, CHAIRMAN
ANDREA GOREN
THOMAS F. LEONARDIS

Shareholder Communications

        Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know.

        Stockholders who wish to send communications on any topic to our board should address such communications to Board of Directors, Xplore Technologies Corp., Attn: Corporate Secretary, 14000 Summit Drive, Suite 900, Austin, Texas 78728.

 COMPENSATION DISCUSSION AND ANALYSIS

  Elements of Our Compensation Program

        The compensation of our executives is designed to attract, as needed, individuals with the skills necessary for us to achieve our objectives, retain individuals who perform at or above our expectations and reward individuals fairly over time. Our executives' compensation has three primary components: base salary; an annual cash incentive bonus; and equity-based compensation. In addition, we provide our executives with benefits that are generally available to our salaried employees.

        As a small company, we recognize that while we must pay salaries which help us to attract and retain talented executives who will help us grow, we must do so within budgetary constraints. We reward outstanding performance with cash bonuses which in large part are based on financial measures, such as revenue and EBITDA targets, and the achievement of strategic goals and corporate milestones. In addition, we reward our executives with equity-based compensation as we believe equity compensation provides an incentive to our executive officers to build value for our company over the long-term and aligns the interests of our executive officers and stockholders. Generally, we use stock options as our equity-based compensation because we believe that options generate value to the recipient only if the price of our common stock increases during the term of the option. Other than in the event of a change of control, the stock options granted to our executives generally vest solely based on the passage of time. We believe these elements support our underlying philosophy of attracting and retaining talented executives while remaining within our budgetary constraints and also creating cash incentives which reward company-wide and individual performance and aligning the interests of our executive officers with those of our stockholders by providing our executive officers equity-based incentives to ensure motivation over the long-term.

        The individual elements of our compensation program are as follows:

        Base Compensation.    It is our policy that the base salaries paid to our executive officers should reflect the individual responsibility and experience of the executive officer and the contribution that is expected from the executive officer. Base salaries are reviewed by the compensation committee on an annual basis to satisfy these criteria.

        There were no changes in these salary amounts in our 2009 fiscal year.

        Cash Incentive Bonuses.    Our executive officers are eligible for annual incentive bonuses if they meet key financial and operational objectives. The payment of cash incentive bonuses to executive officers is within the discretion of our compensation committee and is based on our compensation committee's assessment of the performance of the Company and each executive officer measured in large part against financial objectives, strategic goals and corporate milestones. These financial, strategic and corporate objectives include revenue and EBITDA targets, product development objectives and corporate milestones such as the completion of financings. Our compensation committee may in its discretion award a cash incentive bonus to an executive officer for partial achievement of such executive officer's objectives. The total amount of the cash incentive bonus available to an executive officer is either based upon a percentage of such executive officer's base salary or a fixed dollar amount. Bonuses are reviewed by the compensation committee on an annual basis. Furthermore, in recognition of an executive officer's exceptional performance our Board of Directors may award a performance bonus in excess of that executive officer's maximum cash incentive bonus.

        Each of our named executive officers (other than Philip S. Sassower) participates in his own individual Management by Objectives plan, which we refer to as a MBO plan as discussed in footnotes five and six in the summary compensation table for fiscal years 2009 and 2008.

        Equity-Based Compensation.    We use stock options to reward long-term performance and to ensure that our executive officers have a continuing stake in our long-term success. Authority to make stock option grants to our executive officers rests with our Board of Directors. In determining the size of stock option grants, our Board of Directors considers our actual performance against our strategic plan, individual performance, the extent to which shares subject to previously granted options are vested and the recommendations of our Chief Executive Officer and other members of senior management.

        We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates. We grant stock options at regularly scheduled meetings of our Board of Directors or at special meetings. The authority to make equity grants to our executive officers rests with our Board of Directors, although, as noted above, our Board of Directors does, in determining the grants of equity awards, consider the recommendations of our Chief Executive Officer and other members of senior management and our compensation committee. All stock options granted have an exercise price equal to or greater than the closing price of our common stock on the date that the grant action occurs.

        With respect to establishing compensation for our executive officers, we do not have any formal policies in determining how specific forms of compensation are structured or implemented to reflect the individual performances and/or individual contributions to the specific items of our performance. In addition, we have no policies regarding the adjustment or recovery of awards or payments if the relevant performance measures, upon which such award or payment was based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

        With respect to newly hired employees, our practice is typically to make stock grants at the first meeting of our Board of Directors following such employee's hire date. We do not have any program, plan or practice to time stock options grants with the release of material non-public information. We do not time, nor do we plan to time, the release of material non-public information for the purposes of affecting the value of executive compensation.

        On December 19, 2007, our Board of Directors awarded options to purchase 3,400,664 shares of common stock to our employees. The award was intended to align such executive's equity compensation with market levels based upon a compensation study performed by an independent third party for the compensation committee of the board.

        On April 30, 2009, our Board of Directors granted options to executive officers to purchase an aggregate of 3,084,731 shares of common stock, to our other employees to purchase an aggregate of 1,780,406 shares of common stock and to our directors to purchase an aggregate of 496,478 shares of common stock. The options are exercisable for five years, have an exercise price of $0.10 per share and vest annually in equal installments over three years beginning on the first anniversary of the date of grant. The award was intended to adjust the equity compensation for dilution and to align the equity compensation of certain employees with market levels based upon a market study.

        On July 28, 2009, our Board of Directors granted an aggregate of 2,011,000 restricted share awards to certain employees, including all of the Company's executive officers other than the Chief Executive Officer, in lieu of a portion of their cash compensation for fiscal year 2010. The salaries of the employees were reduced by a total of $267,000 effective April 1, 2009. The shares of common stock will fully vest on March 31, 2010. The market value of the common stock was $0.10.

  Employment Agreements

  Mark Holleran

        On June 30, 2006, we entered into an employment agreement with Mark Holleran, our President and Chief Operating Officer. The agreement was for a period of two years, and is renewable for additional one year periods. In June 2009, it was renewed for an additional year. In consideration for his services, during the term of the agreement Mr. Holleran is entitled to receive a base salary, currently of $250,000 per year, subject to any increase as may be approved by our Board of Directors.

Mr. Holleran is also entitled to receive a performance bonus of up to 100% of his base salary based on his achievement of objectives in the following categories: revenues, hiring new employees, product development, retention of staff, EBITDA performance and additional financing. In addition, we may award, in our sole discretion, Mr. Holleran additional bonuses in recognition of his performance. In connection with entering into the employment agreement, Mr. Holleran received options to purchase 1.2 million shares of common stock with an exercise price of $0.34 per share. The options vested in equal annual installments over a period of three years commencing on June 30, 2006. As part of this grant, Mr. Holleran agreed to the extinguishment of any options previously granted to him that did not vest on or before June 22, 2006.

        Mr. Holleran is also eligible to participate in a transaction bonus pool in the event of the sale of our company during the term of Mr. Holleran's employment agreement. The amount of the transaction bonus pool will be based upon the total consideration received by our stockholders from the sale of our company, less our transaction expenses. Mr. Holleran will be entitled to receive 50% of the total amount of the transaction bonus pool.

        As part of the employment agreement, we agreed that if we terminate Mr. Holleran's employment without cause during the term of his employment agreement, in addition to any payments due to him under the terms of the agreement, we will reimburse Mr. Holleran up to $80,000 of his expenses incurred in connection with his relocation back to Canada. The employment agreement also contains customary non-compete, non-solicitation, non-disparagement and confidentiality provisions.

  Severance and Change in Control Benefits

        Mark Holleran, our President and Chief Operating Officer, has a provision in his employment agreement that gives him severance benefits if his employment is terminated without cause. In addition, his employment agreement provides for the acceleration of his then unvested options following a change in control of our company. Mr. Holleran will also receive a transaction bonus if our company is sold during the term of his employment. The amount of the transaction bonus will be based upon the total consideration received by our stockholders from the sale of our company, less our transaction expenses. Mr. Holleran will be entitled to receive 50% of the total amount of the transaction bonus pool that is eligible to be paid to our executives. In addition, under the terms of our transaction bonus pool, if our company is sold during the term of their employment, our Chief Financial Officer, Michael J. Rapisand, will receive 30%, our Vice President of Engineering, Bryan J. Bell, will receive 5% and the remaining 15% will be distributed among our senior management team as decided by our Board of Directors.

        We have chosen to provide these benefits to our executives because we believe we must remain competitive in the marketplace. These severance and acceleration provisions and estimates of these change of control and severance benefits are described in the section entitled "—Estimated Payments and Benefits Upon Termination or Change in Control" below.

  Pension Benefits

        We do not sponsor any qualified or non-qualified defined benefit plans. We do maintain a 401(k) plan for our employees, including our executive officers; however, we do not match contributions made by our employees, including contributions made by our executive officers.

  Nonqualified Deferred Compensation

        We do not maintain any non-qualified defined contribution or deferred compensation plans. Our Board of Directors may elect to provide our executive officers and employees with non-qualified defined contribution or deferred compensation benefits if it determines that doing so is in our best interests.

  Other Benefits

        Our executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees.

  Impact of Regulatory Requirements

        Deductibility of Executive Compensation.    Our executive officers' MBO plans and our stock option plan do not currently provide compensation that qualifies as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Accordingly, compensation in excess of $1 million paid to a named executive officer during any one year that is attributable to one of those arrangements would not currently be deductible for U.S. federal income tax purposes. We may, in the future, reevaluate those plans and redesign them so that compensation attributable to one or both of those plans would qualify as "performance-based compensation" within the meaning of Section 162(m) and would be deductible for U.S. federal income tax consequences.

        Accounting for Stock-Based Compensation.    We began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R) for the fiscal year ended March 31, 2004.

  Stock Ownership Requirements

        We do not currently have any requirements or guidelines relating to the level of ownership of our common stock by our directors or executive officers.

Compensation Committee Report

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors

ANDREA GOREN, CHAIRMAN
THOMAS F. LEONARDIS
BRIAN USHER-JONES

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the compensation earned by or awarded to, as applicable, our principal executive officer, principal financial officer and other executive officers during our fiscal years ended March 31, 2009 and 2008, such officers are referred to herein as the "named executive officers."

Name and Principal Position	Fiscal Year	Salary US ($)	Bonus US ($)		Option Awards US ($)(1)		All Other Compensation US ($)		Total US ($)
Philip S. Sassower	2009	—	—		38,710	(3)	—		38,710
Chief Executive Officer(2)	2008	—	—		54,000		7,500	(4)	61,500
Mark Holleran	2009	250,000	113,385	(5)	337,281		—		700,666
President and Chief	2008	250,000	148,940	(5)	296,689		—		694,787
Operating Officer
Michael J. Rapisand	2009	180,000	—		67,145		—		247,145
Chief Financial Officer(6)	2008	180,000	—		105,723		—		285,723

(1)
Option award amounts included in this table reflect the compensation cost for the fiscal year ended, related to all options granted to the named executive officer, calculated in accordance with SFAS 123(R) and using a Black-Scholes valuation model.

(2)
Mr. Sassower does not receive a salary in connection with his services as our Chief Executive Officer. Mr. Sassower is the Chairman of our Board of Directors.

(3)
Mr. Sassower was entitled to receive fees for fiscal year 2009 in connection with being a member of our Board of Directors. Mr. Sassower accepted options to purchase 150,000 shares of our common stock in lieu of such fees. Such options immediately vested on June 10, 2009, the date of grant. Such amount includes those options.

(4)
Represents fees paid to Mr. Sassower for attending meetings of our Board of Directors.

(5)
Under the terms of Mr. Holleran's Management by Objective (MBO) plan, in fiscal year 2009 he had the opportunity to earn a cash bonus of up to 100% of his base salary ($250,000) based on the achievement of revenue objectives. In fiscal year 2008, Mr. Holleran had the opportunity to earn a cash bonus of up to 100% of his base salary ($250,000) based on the achievement of objectives in the following weighted categories: revenues (40%), EBITDA performance (20%), new product development (15%), additional financings (10%), retention of staff (7.5%) and hiring new employees (7.5%). For purposes of our named executive officers' MBO plans, we define EBITDA as earnings before, interest, taxes, depreciation, amortization and non-cash transactions (such as stock compensation expense, services paid with stock and amortization of values assigned to warrants issued in financings). Mr. Holleran's bonuses in fiscal years 2009 and 2008 were based on his efforts in managing our sales team and he did not earn any compensation under his MBO plan.

(6)
Under the terms of Mr. Rapisand's MBO plan, in fiscal year 2009 he had the opportunity to earn a cash bonus of up to 40% of his base salary ($72,000) based on his achievement of revenue objectives. In fiscal year 2008, Mr. Rapisand had the opportunity to earn a cash bonus of up to 40% of his base salary ($72,000) based on his achievement of objectives in the following weighted categories: revenues (50%), EBITDA performance (25%) and additional financings (25%). The objectives under Mr. Rapisand's MBO plan were not achieved in fiscal year 2009 and no bonus was earned. Mr. Rapisand did not earn any compensation under his MBO plan in fiscal year 2008.

 Outstanding Equity Awards at 2009 Fiscal Year-End

        The following table sets forth the equity awards outstanding at March 31, 2009 for each of the named executive officers.

Name	Number of Securities Underlying Unexercised Option (#) Exercisable	Number of Securities Underlying Unexercised Option (#) Unexercisable		Option Exercise Price C ($)		Option Expiration Date
Philip S. Sassower	150,000			$0.93		06/21/2010
Chief Executive Officer(2)	150,000	50,000	(1)	$0.44		08/29/2011
Mark Holleran	78,334	—		$0.56		01/06/2010
President and Chief Operating Officer	113,334	—		$0.93		06/21/2010
	1,200,000	—		$0.38		06/30/2011
	1,044,446	522,222	(3)	$0.44		08/29/2011
	622,221	1,244,442	(4)	$0.50	(4)	12/19/2012
Michael J. Rapisand	64,459			$1.12		08/11/2009
Chief Financial Officer	372,701			$0.56		01/06/2010
	414,685	245,869	(5)	$0.44		08/29/2011

(1)
50,000 options vested on August 29, 2009.

(2)
Does not include stock options to purchase 150,000 shares of common stock granted to Mr. Sassower as a director of our Company in lieu cash fees otherwise payable to him for fiscal 2009.

(3)
522,222 options vested on August 29, 2009.

(4)
622,221 options vested on December 19, 2009 and 622,221 options will vest on December 19, 2010. The exercise price for these options is in United States dollars.

(5)
245,869 options vested on August 29, 2009.

  Estimated Payments and Benefits Upon Termination or Change in Control

  Holleran Employment Agreement

        The following table describes the potential payments and benefits payable to Mr. Holleran, our President and Chief Operating Officer, upon termination of his employment by us without cause, as if his employment terminated as of March 31, 2009, the last business day of our last fiscal year. If Mr. Holleran's employment is terminated by us without cause, as a result of his death or disability, by us for cause or voluntary by Mr. Holleran, he is entitled to receive any earned or accrued, but unpaid, base compensation and bonus and all accrued but unused vacation days through the termination date.

Payments and Benefits	Termination by Company Without Cause(1)
Compensation:
Base salary(2)	$250,000	(4)
Performance bonus(3)	$131,163	(5)
Benefits and Perquisites:	$92,024	(6)

(1)
For purposes of Mr. Holleran's employment agreement, "cause" includes, among other things, (i) his willful failure to perform his duties under his employment agreement, (ii) any intentional act of fraud, embezzlement or theft involving more than a nominal amount of our assets or property, (iii) any material damage to our assets, business or reputation resulting from his intentional or grossly negligent conduct, (iv) his intentional wrongful disclosure of material confidential information, (v) his intentional engagement in competitive activity which would constitute a breach of his employment agreement and/or his duty of loyalty, (vi) his intentional breach of any material employment policy, or (vii) his ineligibility for any reason to work lawfully in the United States for a period of four consecutive months.

(2)
Assumes that there is no earned but unpaid base salary at the time of termination.

(3)
Assumes that there is no earned but unpaid bonus at the time of termination.

(4)
Mr. Holleran is entitled to receive his base salary in effect immediately prior to his termination of employment for a period of 12-months commencing on the termination date, subject to reduction by any amounts he earns during the 12-month period.

(5)
Under the terms of Mr. Holleran's employment agreement, he is entitled to receive as severance an amount equal to the average of his performance bonuses paid to him during the two calendar years preceding his termination.

(6)
Represents payments of $1,002 per month to pay the cost of Mr. Holleran's continued participation in our group health plans under COBRA during the 12-month severance period and a maximum of $80,000 which Mr. Holleran is entitled to be reimbursed for his relocation costs back to Canada.

  Change in Control Benefits

        Under the terms of our Amended Share Option Plan, which we also refer to as our Amended Plan, upon a change in control of our company all outstanding options will immediately vest and become exercisable. A "change of control" means the occurrence of (i) a person, including the person's affiliates and any other person acting jointly or in concert with that person, becoming the beneficial owner of, or exercising control over, more than 50.1% of the total voting power of our common stock; or (ii) our company consolidating with, or merging with or into, another person or selling, transferring, leasing or otherwise disposing of all or substantially all of our assets to any person, or any person consolidating with, or merging with or into, our company, in any such event pursuant to a transaction in which our outstanding shares of common stock are converted into or exchanged for cash, securities or other property, except for any such transaction in which the holders of our then outstanding common stock receive voting securities, or securities exchangeable at the option of the holder into voting securities, of the surviving person which constitute a majority of the voting securities.

        The following table sets forth the potential payments to our named executive officers as if we had a change of control as of March 31, 2009, the last business day of our 2009 fiscal year.

Name	Transaction Bonus Pool(1)		Market Value of Accelerated Options
Philip S. Sassower	—	(2)	—	(3)
Chief Executive Officer
Mark Holleran
President and Chief Operating Officer	$369,889	(4)	—	(5)
Michael J. Rapisand	$221,933	(6)	—	(7)
Chief Financial Officer

(1)
Our named executive officers (except for Philip S. Sassower) are eligible to participate in a transaction bonus pool designed to incentivize and reward our executives who are employed by us upon the sale of our company. Under the transaction bonus pool, an amount equal to 5% of the per share sales consideration up to $0.34 and 10% of the remaining per share consideration received through such sale, in each case after deducting the transaction expenses, will be allocated to the transaction bonus pool. For example, if a sale of our company is completed and each holder of our common stock will receive $1.00 per share after transaction expenses, the transaction bonus pool will be equal to 5% on the first $0.34 per share and 10% on the balance per share ($0.66 per share). The participation in the transaction bonus pool will be allocated as follows: 50% to Mark Holleran, our President and Chief Operating Officer, 30% to Michael J. Rapisand, our Chief Financial Officer, 5% to Bryan J. Bell, our Vice President of Engineering and the balance to our then current senior management team, as decided by our Board of Directors, in consultation with Mr. Holleran.

(2)
Mr. Sassower is not eligible to participate in the transaction bonus pool.

(3)
Pursuant to the terms of our Amended Share Option Plan, all outstanding options will immediately vest upon the occurrence of a change of control of our company. Assuming a market price of $0.09 per share, which represents the closing price of our common stock on March 31, 2009 as reported by the OTC Bulletin Board, the exercise price of all of the options held by such executive officer would be below the market price and thus the accelerated options would have a value of nil.

(4)
Assuming (i) a per share sales price of $0.09, which represents the closing price of our common stock on March 31, 2009 as reported by the OTC Bulletin Board and (ii) transaction costs of 10% of the total proceeds, the aggregate transaction bonus pool would be $739,778. Mr. Holleran would be entitled to receive 50% of the transaction bonus pool.

(5)
Pursuant to the terms of our Amended Share Option Plan, all outstanding options will immediately vest upon the occurrence of a change of control of our company. Assuming a market price of $0.09 per share, which represents the closing price of our common stock on March 31, 2009 as reported by the OTC Bulletin Board, the exercise price of all of the options held by such executive officer would be below the market price and thus the accelerated options would have a value of nil.

(6)
Assuming (i) a per share sales price of $0.09, which represents the closing price of our common stock on March 31, 2009 as reported by the OTC Bulletin Board, and (ii) transaction costs of 10%

  of the total proceeds, the aggregate transaction bonus pool would be $739,778. Mr. Rapisand would be entitled to receive 30% of the transaction bonus pool.

(7)
Pursuant to the terms of our Amended Share Option Plan, all outstanding options will immediately vest upon the occurrence of a change of control of our company. Assuming a market price of $0.09 per share, which represents the closing price of our common stock on March 31, 2009 as reported by the OTC Bulletin Board, the exercise price of all of the options held by such executive officer would be below the market price and thus the accelerated options would have a value of nil.

Director Compensation

        In June 2006, our Board of Directors approved a director compensation plan pursuant to which we will pay our directors a fee to attend board meetings. Under the plan, each director receives $1,500 for each board meeting he attends in person and $750 for each board meeting he attends by teleconference. In addition, from time to time, we grant options to our directors to purchase shares of our common stock. We also reimburse our directors for out-of-pocket expenses incurred in connection with attending our board and board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by our Board of Directors. For the year ended March 31, 2009, we did not pay our Board of Directors their cash fees to attend meetings. Our Board of Directors elected to accept stock options in lieu of cash payments. On June 10, 2009, each director was granted options to purchase 150,000 shares of common stock at an exercise price of $0.15 per share, which options were fully vested as of the date of grant and are exercisable for five years. On June 10, 2009, each director was also granted options to purchase 150,000 shares of common stock at an exercise price of $0.15 per share, for services to be rendered to us for the 2010 fiscal year. Those options fully vest on March 31, 2010 and are exercisable for five years.

Fiscal Year 2009 Director Compensation

        The following table sets forth compensation information for the Company's directors, who are not named executive officers, for our fiscal year ended March 31, 2009.

Name(5)	Fees Earned or Paid in Cash ($)	Option Awards ($)		Total ($)
Brian E. Usher-Jones	—	32,542	(1)	32,542
Andrea Goren	—	38,710	(2)	38,710
Thomas F. Leonardis	—	38,710	(3)	38,710
Frank Elenio	—	29,120	(4)	29,120

(1)
The aggregate number of option awards outstanding for such director at the end of fiscal year 2009 was 200,000 shares.

(2)
The aggregate number of option awards outstanding for such director at the end of fiscal year 2009 was 350,000 shares.

(3)
The aggregate number of option awards outstanding for such director at the end of fiscal year 2009 was 350,000 shares.

(4)
The aggregate number of option awards outstanding for such director at the end of fiscal year 2009 was 200,000 shares.

(5)
Mr. F. Ben Irwin was appointed as a director of the Company on April 30, 2009.

2009 Stock Incentive Plan

        On July 28, 2009, we adopted the 2009 Stock Incentive Plan. The 2009 Stock Plan provides for equity-based awards in the form of incentive stock options and non-statutory options, restricted shares, stock appreciation rights and restricted stock units. Awards are made to selected employees, directors and consultants to promote stock ownership among award recipients, to encourage their focus on strategic long-range corporate objectives, and to attract and retain exceptionally qualified personnel. Up to 25.1 million shares of common stock may be issued under the 2009 Stock Plan. The 2009 Stock Plan became effective retroactively as of June 10, 2009, subject to stockholder approval.

        Generally, the vesting of options and the retention of restricted shares granted under the plan are conditioned on a period or successive periods of continuous service of the award recipient. Expired options that remain unexercised and shares forfeited to or repurchased by us will become available for future grant under the 2009 Stock Plan.

Employee Stock Purchase Plan

        On November 5, 2008, we adopted the 2009 Employee Stock Purchase Plan, which we refer to as the ESPP and on November 4, 2009 our stockholders approved the ESPP. The ESPP establishes a series of offering periods during which most of our employees have an opportunity to purchase our common stock through payroll deductions. To be eligible, an employee must regularly work over 20 hours per week and over 5 months per year. Prior to each offering period, a participant elects to have between 1% and 20% of his or her base compensation set aside for the purchase of the shares upon purchase dates, which occur at the end of each calendar quarter. The purchase price is 95% of the fair market value per share of our common stock on the start date of the offering period, which initially was $0.096 per share.

        The initial offering period began on January 1, 2009 and will terminate on March 31, 2010. Approximately 46% of our employees elected to participate in the ESPP during the initial offering period.

        Up to 5,000,000 shares are reserved for purchase under the ESPP. The ESPP may have additional offering periods until the shares reserved for the ESPP have been exhausted or the ESPP is terminated. It is intended that shares purchased under the ESPP qualify for special tax treatment under Section 423 of the Internal Revenue Code.

Amended Share Option Plan

        We also maintain an amended and restated stock option plan (which we refer to as the Amended Plan), the purpose of which is to attract, retain and motivate eligible persons whose contributions are important to our success and to advance the interests of our company by providing such persons with the opportunity, through stock options, to acquire a proprietary interest in our company.

        Pursuant to the Amended Plan, our Board of Directors is authorized, from time to time in its discretion, to issue to directors, officers, employees and consultants of our company and its affiliates options to acquire common stock of our company at such prices as may be fixed by our Board of Directors at that time; provided, however, that the option exercise price will in no circumstances be lower than the market price of our common stock at the date the option is granted. Options granted under the Amended Plan are generally non-assignable, are exercisable for a term not exceeding 10 years and generally vest over a three year period in three annual installments, as determined by our Board of Directors.

        The number of shares of common stock issuable upon exercise of options granted to insiders at any time pursuant to the Amended Plan cannot exceed 10% of our total issued and outstanding shares of common and preferred stock, and the number of shares issued to insiders, within any one year period, under the Amended Plan cannot exceed 10% of our total issued and outstanding shares.

        Subject to certain specific listed exceptions and to any express resolution passed by our Board of Directors with respect to an option granted under the Amended Plan, an option and all rights to purchase common stock will expire and terminate immediately upon the person who holds such option ceasing to be a director, officer, employee or consultant of our company and its affiliates.

        In July 2009, our Board of Directors adopted the 2009 Stock Plan. Accordingly, no additional options will be issued under the Amended Plan. The number of shares issuable under the Amended Plan is limited to 16,301,615 shares, which represent the total number of shares covered by options outstanding on the date the 2009 Stock Plan was adopted.

        We currently have 16,301,615 shares of common stock reserved for issuance under the Amended Plan, which represents approximately 8.4% of our total issued and outstanding shares of common and preferred stock.

Compensation Committee Interlocks

        The compensation committee currently consists of Andrea Goren, Thomas F. Leonardis and Brian Usher Jones. Mr. Goren is co-manager of the managing member of Phoenix Venture Fund LLC, one of our principal stockholders. Mr. Usher Jones served as our Interim Chief Financial Officer from August 1996 to November 1997 and from August 2001 to December 2001.

        In September 2007, we issued 3,320,000 shares of Series C Preferred Stock and warrants to purchase 1,660,000 shares of our common stock to Phoenix for $1,660,000. The shares of Series C Preferred Stock are convertible at any time at the option of the holder, subject to adjustment for stock dividends, splits, combinations and similar events. Additionally, we paid SG Phoenix LLC, an affiliate of Phoenix, a fee of $330,000 and issued to it warrants to purchase 660,000 shares of our common stock in connection with its standby letter of commitment. The warrants were exercisable upon issuance, at an exercise price of $0.50 per share, and expired on September 21, 2009.

        On September 5, 2008, we entered into a note purchase agreement (the "Fall 2008 Note Purchase Agreement") with Phoenix and the purchasers listed from time to time on Schedule II thereto, pursuant to which we issued to Phoenix a secured subordinated promissory note in the principal amount of $1,000,000 and a warrant to purchase 3,703,704 shares of our common stock at an exercise price of $0.27 per share. Pursuant to the terms of the Fall 2008 Note Purchase Agreement, we agreed to issue up to an additional $2,000,000 of secured subordinated promissory notes (together with the note issued to Phoenix referred to herein as the "Fall 2008 Notes"), and warrants to purchase up to an additional 7,407,407 shares of our common stock (together with the warrant issued to Phoenix referred to herein as the "Fall 2008 Warrants")

        The Fall 2008 Notes were initially due and payable in full on August 5, 2009 and bear interest at the rate of 10% per annum. Interest on the Fall 2008 Notes may be paid in cash or, at our option, in shares of our common stock. The Fall 2008 Notes are secured by all of our assets and the right of repayment of principal and interest on the Fall 2008 Notes and the security interest granted by us to the holders of the Fall 2008 Notes is subordinated to the indebtedness to our commercial lender, in connection with the amended and restated loan and security agreement between us and the commercial lender dated as of September 15, 2009, as amended (the "Loan Agreement") and subsequently became subordinated to the indebtedness of the holders of $3,210,000 of senior secured promissory notes issued on November 5, 2009 and November 9, 2009 (the "Fall 2009 Senior Notes"). The Fall 2008 Warrants were initially set to expire on September 5, 2011 and contain a cashless exercise provision.

        On October 21, 2008, pursuant to the Fall 2008 Note Purchase Agreement, we issued Fall 2008 Notes in the aggregate principal amount of $2,000,000 and issued Fall 2008 Warrants to purchase up to

16,666,667 shares of our common stock at an exercise price of $0.12 per share to the purchasers listed on Schedule II to the Fall 2008 Note Purchase Agreement. As part of the Fall 2008 Note issuance, we issued to Phoenix Enterprises Family Fund LLC, an entity controlled by Philip Sassower, our Chairman and Chief Executive Officer, a Fall 2008 Note in the principal amount of $717,500 and Fall 2008 Warrants to purchase 5,979,167 shares of our common stock and to JAG Multi Investments LLC, a principal stockholder controlled by Alex and James Goren, a Fall 2008 Note in the principal amount of $717,500 and Fall 2008 Warrants to purchase 5,979,167 shares of our common stock. Andrea Goren, a director and member of our compensation committee is related to Alex and James Goren. In addition, on October 21, 2008 we and all purchasers listed on Schedule II to the Fall 2008 Note Purchase Agreement entered into an amendment to the Fall 2008 Note Purchase Agreement reducing the exercise price of the Fall 2008 Warrants previously granted to Phoenix on September 5, 2008 from $0.27 per share to $0.12 per share and increasing the number of shares of common stock Phoenix could purchase from 3,703,704 to 8,333,333 shares of our common stock in order to provide the same terms to all of the note purchasers.

        On February 27, 2009, we entered into another amendment to the Fall Note Purchase Agreement reducing the exercise price of Fall 2008 Warrants previously issued on September 5, 2008 and October 21, 2008 from $0.12 per share to $0.10 per share and increasing the number of shares of common stock issued to Phoenix and the October 21, 2008 purchasers from 25,000,000 to 30,000,000 shares of our common stock in order to provide the note purchasers with the same terms, including the extension of the maturity date of the September 5, 2008 and October 21, 2008 promissory notes from August 5, 2009 to December 31, 2010. As a result of these amendments, the number of shares of common stock issuable under the Fall 2008 Warrants to Phoenix, Phoenix Enterprises Family Fund LLC and JAG Multi Investments LLC is 9,400,000, 7,175,000 and 7,175,000, respectively.

        On June 10, 2009, we issued to SG Phoenix LLC, an affiliate of Phoenix, a warrant to purchase up to 1,500,000 shares of our common stock, with an exercise price of $0.15 per share, in lieu of cash compensation payable to SG Phoenix LLC for its services to us for the fiscal year ended March 31, 2009. Such warrant was fully vested on the date of grant. On June 10, 2009, we also issued to SG Phoenix LLC a warrant to purchase up to 1,500,000 shares of our common stock, with an exercise price of $0.15 per share, for services to be rendered to us for the 2010 fiscal year. Such warrant will fully vest on March 31, 2010. Mr. Sassower and Mr. Goren share voting and dispositive power over the shares held by SG Phoenix LLC.

        On July 27, 2009, we issued to the purchasers of the Fall 2008 Notes and the purchasers of subordinated promissory notes issued in February, March, May and June of 2009 in the aggregate principal amount of $1,090,000, three-year warrants to purchase an aggregate of up to 4,909,000 shares of our common stock at an exercise price of $0.10 per share as consideration for the note purchasers subordinating their security interests in favor of the indebtedness held by Philip Sassower, our Chairman and Chief Executive Officer and his wife, Susan, pursuant to a standby letter of credit issued in favor of our senior commercial lender. As a result, Phoenix received a warrant to purchase an additional 940,000 shares of our common stock, Phoenix Enterprises Family Fund LLC received a warrant to purchase an additional 717,500 shares of our common stock and JAG Multi Investments LLC received a warrant to purchase an additional 717,500 shares of our common stock. The warrants are fully vested.

        On September 30, 2009, we issued to JAG Multi Investments LLC a secured demand promissory note in the amount of $300,000 (the "JAG Demand Note") and a warrant to purchase up to 1,500,000 shares of our common stock at an exercise price of $0.10 per share (the "JAG Warrant").

        On November 5, 2009, we entered into a note purchase agreement (the "Fall 2009 Note Purchase Agreement") with Philip Sassower, our Chairman and Chief Executive Officer, JAG Multi Investments LLC and the other purchasers listed on Schedule I thereto, pursuant to which we issued

Fall 2009 Senior Notes in the aggregate principal amount of $3,210,000 and warrants to purchase 32,100,000 shares of our common stock at an exercise price of $0.10 per share in two separate closings on November 5, 2009 and November 9, 2009. We issued to JAG Multi Investments LLC a Fall 2009 Senior Note in the principal amount of $300,000 and a warrant to purchase 3,000,000 shares of our common stock at an exercise price of $0.10 per share in exchange for the conversion of the JAG Demand Note. In addition, JAG Multi Investments LLC reduced the total number of shares of our common stock purchasable under the JAG Warrant from 1,500,000 shares to 150,000 shares. We refer to the senior secured promissory notes issued under the Fall 2009 Note Purchase Agreement as the "Fall 2009 Senior Notes" and the warrants issued under the Fall 2009 Note Purchase Agreement as the "Fall 2009 Warrants".

        The Fall 2009 Senior Notes are due and payable in full on December 31, 2011 and bear interest at the rate of 10% per annum. Interest on the Fall 2009 Senior Notes may be paid in cash or, at our option, in shares of our common stock. The Fall 2009 Senior Notes are secured by all of our assets and the indebtedness under the Fall 2009 Senior Notes and the security interest granted by us to the holders of the Fall 2009 Senior Notes is senior to all indebtedness other than the indebtedness owed to and security interest of our senior commercial lender.

        On November 5, 2009, we entered into an amendment to the Fall 2008 Note Purchase Agreement extending the maturity date of the Fall 2008 Notes from December 31, 2010 to December 31, 2011 and extending the expiration date of the Fall 2008 Warrants from February 27, 2012 to January 15, 2013.

        In connection with our private placements for the fiscal year ended March 31, 2009, we paid an affiliate of Phoenix an administration fee of $135,000 related to the total placement of $4,090,000 of subordinated secured promissory notes and $900,000 of common stock. On November 5, 2009 and November 9, 2009, we paid an affiliate of Phoenix an aggregate administration fee of $160,500 related to the placement of $3,210,000 of Fall 2009 Senior Notes.

        With respect to transactions involving the issuance of debt to Mr. Goren or any of Mr. Goren's immediate family members, the following table sets forth the largest aggregate principal amount of indebtedness outstanding during our last fiscal year, the amount thereof outstanding as of March 31, 2009, the amount of principal paid during the our last fiscal year, the amount of interest paid during our last fiscal year, and the interest rate payable on the indebtedness:

Related Party	Largest Aggregate Amount of Principal Outstanding During FY 2009	Amount of Principal Outstanding as of 03/31/09		Amount of Principal Paid During FY 2009	Amount of Interest Paid During FY 2009	Interest Rate
Phoenix Venture Fund LLC	$1,000,000	940,000	(1)	$—	$54,586	10%
JAG Multi Investments LLC	$837,500	717,500	(2)	$—	$33,226	10%

(1)
Phoenix Venture Fund LLC assigned $60,000 of the $1,000,000 secured promissory note issued to it by the Company on September 5, 2008 to an unaffiliated third party.

(2)
JAG Multi Investments LLC assigned $120,000 of the $837,500 secured promissory note issued to it by the Company on October 21, 2008 to an unaffiliated third party.

TRANSACTIONS WITH RELATED PERSONS

        In September 2007, we issued 3,320,000 shares of Series C Preferred Stock and warrants to purchase 1,660,000 shares of our common stock to Phoenix Venture Fund LLC, a principal stockholder who we refer to as Phoenix, for $1,660,000. The shares of Series C Preferred Stock are convertible at any time at the option of the holder, subject to adjustment for stock dividends, splits, combinations and similar events. Additionally, we paid SG Phoenix LLC, an affiliate of Phoenix, a fee of $330,000 and issued to it warrants to purchase 660,000 shares of our common stock in connection with its standby letter of commitment. The warrants were exercisable upon issuance, at an exercise price of $0.50 per share, and expired on September 21, 2009.

        On September 5, 2008, we entered into the Fall 2008 Note Purchase Agreement with Phoenix and the purchasers listed from time to time on Schedule II thereto, pursuant to which we issued to Phoenix a Fall 2008 Note in the principal amount of $1,000,000 and a Fall 2008 Warrant to purchase 3,703,704 shares of our common stock at an exercise price of $0.27 per share. Pursuant to the terms of the Fall 2008 Note Purchase Agreement, we agreed to issue up to an additional $2,000,000 of Fall 2008 Notes, and Fall 2008 Warrants to purchase up to an additional 7,407,407 shares of our common stock.

        The Fall 2008 Notes were initially due and payable in full on August 5, 2009 and bear interest at the rate of 10% per annum. Interest on the Fall 2008 Notes may be paid in cash or, at our option, in shares of our common stock. The Fall 2008 Notes are secured by all of our assets and the right of repayment of principal and interest on the Fall 2008 Notes and the security interest granted by us to the holders of the Fall 2008 Notes is subordinated to the indebtedness to our commercial lender and subsequently became subordinated to the indebtedness of the holders of the Fall 2009 Senior Notes. The Fall 2008 Warrants were initially set to expire on September 5, 2011 and contain a cashless exercise provision.

        On October 21, 2008, pursuant to the Fall 2008 Note Purchase Agreement, we issued Fall 2008 Notes in the aggregate principal amount of $2,000,000 and issued Fall 2008 Warrants to purchase up to 16,666,667 shares of our common stock at an exercise price of $0.12 per share to the purchasers listed on Schedule II to the Fall 2008 Note Purchase Agreement. As part of the Fall 2008 Note issuance, we issued to Phoenix Enterprises Family Fund LLC, an entity controlled by Philip Sassower, our Chairman and Chief Executive Officer, a Fall 2008 Note in the principal amount of $717,500 and Fall 2008 Warrants to purchase 5,979,167 shares of our common stock and to JAG Multi Investments LLC, a principal stockholder controlled by Alex and James Goren, a Fall 2008 Note in the principal amount of $717,500 and Fall 2008 Warrants to purchase 5,979,167 shares of our common stock. Andrea Goren, a director and member of our compensation committee is related to Alex and James Goren. In addition, on October 21, 2008 we and all purchasers listed on Schedule II to the Fall 2008 Note Purchase Agreement entered into an amendment to the Fall 2008 Note Purchase Agreement reducing the exercise price of the Fall 2008 Warrants previously granted to Phoenix on September 5, 2008 from $0.27 per share to $0.12 per share and increasing the number of shares of common stock Phoenix could purchase from 3,703,704 to 8,333,333 shares of our common stock in order to provide the same terms to all of the note purchasers.

        On February 27, 2009, we entered into another amendment to the Fall Note Purchase Agreement reducing the exercise price of Fall 2008 Warrants previously issued on September 5, 2008 and October 21, 2008 from $0.12 per share to $0.10 per share and increasing the number of shares of common stock issued to Phoenix and the October 21, 2008 purchasers from 25,000,000 to 30,000,000 shares of our common stock in order to provide the note purchasers with the same terms, including the extension of the maturity date of the September 5, 2008 and October 21, 2008 promissory notes from August 5, 2009 to December 31, 2010. As a result of these amendments, the number of shares of common stock issuable under the Fall 2008 Warrants to Phoenix, Phoenix Enterprises Family Fund LLC and JAG Multi Investments LLC is 9,400,000, 7,175,000 and 7,175,000, respectively.

        On April 30, 2009, our Board of Directors granted options to executive officers to purchase an aggregate of 3,084,731 shares of common stock, to our other employees to purchase an aggregate of 1,780,406 shares of common stock and to our directors to purchase an aggregate of 496,478 shares of common stock. The options are exercisable for five years, have an exercise price of $0.10 per share and vest annually in equal installments over three years beginning on the first anniversary of the date of grant.

        On May 29, 2009, we entered into the twelfth amendment (the "Twelfth Amendment") to the then-current loan and security agreement dated September 15, 2005 with our commercial lender. Pursuant to the Twelfth Amendment, among other things, we arranged for our commercial lender to provide up to $1 million of additional availability in excess of our borrowing base, based on a supporting irrevocable standby letter of credit issued by a bank (the "Issuing Bank"), for the account of Philip Sassower, the Company's Chairman and Chief Executive Officer, and Susan Sassower, the wife of Philip Sassower (the "Supporting Letter of Credit Applicants") in favor of the commercial lender, in the amount of $1,000,000 (the "Supporting Letter of Credit").

        In order to induce the Supporting Letter of Credit Applicants to cause the Issuing Bank to issue the Supporting Letter of Credit, we entered into the Credit Reimbursement, Compensation and Security Agreement, dated as of May 29, 2009 (the "Letter of Credit Agreement "), with the Supporting Letter of Credit Applicants whereby we agreed to (i) reimburse the Supporting Letter of Credit Applicants for all costs and expenses incurred by the Supporting Letter of Credit Applicants in connection with the issuance of the Supporting Letter of Credit and the entry into the Letter of Credit Agreement and the Twelfth Amendment, (ii) reimburse the Supporting Letter of Credit Applicants for all payments made by the Supporting Letter of Credit Applicants to the Issuing Bank in connection with any drawings made our lender under the Supporting Letter of Credit; (iii) provide certain compensation to the Supporting Letter of Credit Applicants in connection with the issuance of the Supporting Letter of Credit, including the issuance by us to the Supporting Letter of Credit Applicants of a three-year warrant to purchase 5,000,000 shares of our common stock at an exercise price of $0.10 per share (the "Letter of Credit Warrant"); and (iv) grant to the Supporting Letter of Credit Applicants a security interest in all of our assets to secure our obligations to the Supporting Letter of Credit Applicants. The security interest granted by us to the Supporting Letter of Credit Applicants was subordinated to the indebtedness owed to our commercial lender under the Loan Agreement and senior to the indebtedness owed to the holders of the Fall 2008 Notes and the subordinated promissory notes issued under the Note Purchase Agreement dated February 27, 2009, as amended.

        On June 10, 2009, we granted to each of our directors options to purchase 150,000 shares of common stock at an exercise price of $0.15 per share, in lieu of cash compensation payable to the directors for their service to us for the fiscal year ended March 31, 2009. Such options were fully vested as of the date of grant and are exercisable for five years. On June 10, 2009, we also granted to each director options to purchase 150,000 shares of common stock, at an exercise price of $0.15 per share, for services to be rendered to us for the 2010 fiscal year. Those options fully vest on March 31, 2010 and are exercisable for five years.

        On June 10, 2009, we issued to SG Phoenix LLC, an affiliate of Phoenix, a warrant to purchase up to 1,500,000 shares of our common stock, with an exercise price of $0.15 per share, in lieu of cash compensation payable to SG Phoenix LLC for its services to us for the fiscal year ended March 31, 2009. Such warrant was fully vested on the date of grant. On June 10, 2009, we also issued to SG Phoenix LLC a warrant to purchase up to 1,500,000 shares of our common stock, with an exercise price of $0.15 per share, for services to be rendered to us for the 2010 fiscal year. Such warrant will fully vest on March 31, 2010. Mr. Sassower and Mr. Goren share voting and dispositive power over the securities held by SG Phoenix LLC.

        On July 27, 2009, we issued to the note purchasers three-year warrants to purchase an aggregate of up to 4,909,000 shares of our common stock at an exercise price of $0.10 per share as consideration for the note purchasers subordinating their security interests in favor of the Supporting Letter of Credit Applicants. As a result, Phoenix received a warrant to purchase an additional 940,000 shares of our common stock, Phoenix Enterprises Family Fund LLC received a warrant to purchase an additional 717,500 shares of our common stock and JAG Multi Investments LLC received a warrant to purchase an additional 717,500 shares of our common stock. The warrants are fully vested.

        On July 28, 2009, our Board of Directors granted an aggregate of 2,011,000 restricted share awards to certain employees, including all of the Company's executive officers other than the Chief Executive Officer, in lieu of a portion of their cash compensation for fiscal year 2010. The salaries of the employees were reduced by a total of $267,000 effective April 1, 2009. The shares of common stock will fully vest on March 31, 2010. The market value of the common stock was $0.10.

        On September 30, 2009, we issued to JAG Multi Investments LLC a secured demand promissory note in the amount of $300,000 (the "JAG Demand Note") and a warrant to purchase up to 1,500,000 shares of our common stock at an exercise price of $0.10 per share (the "JAG Warrant"). On October 13, 2009, we issued to Philip Sassower, our Chairman and Chief Executive Officer, a secured demand promissory note in the amount of $170,000 (the "Sassower Demand Note") and a warrant to purchase up to 850,000 shares of our common stock at an exercise price of $0.10 per share (the "Sassower Warrant").

        On November 5, 2009, we entered into the Fall 2009 Note Purchase Agreement with Philip Sassower, our Chairman and Chief Executive Officer, JAG Multi Investments LLC and the other purchasers listed on Schedule I thereto, pursuant to which we issued Fall 2009 Senior Notes in the aggregate principal amount of $3,210,000 and Fall 2009 Warrants to purchase 32,100,000 shares of our common stock at an exercise price of $0.10 per share. We issued to Philip Sassower, our Chairman and Chief Executive Officer, a Fall 2009 Senior Note in the aggregate principal amount of $1,000,000 and a Fall 2009 Warrant to purchase 10,000,000 shares of our common stock at an exercise price of $0.10 per share in exchange for $830,000 in cash and the conversion of the Sassower Note. We issued to JAG Multi Investments LLC a Fall 2009 Senior Note in the aggregate principal amount of $300,000 and a Fall 2009 Warrant to purchase 3,000,000 shares of our common stock at an exercise price of $0.10 per share in exchange for the conversion of the JAG Note.

        The Fall 2009 Senior Notes are due and payable in full on December 31, 2011 and bear interest at the rate of 10% per annum. Interest on the Fall 2009 Senior Notes may be paid in cash or, at our option, in shares of our common stock. The Fall 2009 Senior Notes are secured by all of our assets and the indebtedness under the Fall 2009 Senior Notes and the security interest granted by us to the holders of the Fall 2009 Senior Notes is senior to all indebtedness other than the indebtedness owed to and security interest of our senior commercial lender.

        On November 5, 2009, we entered into an amendment to the Fall 2008 Note Purchase Agreement extending the maturity date of the Fall 2008 Notes from December 31, 2010 to December 31, 2011 and extending the expiration date of the Fall 2008 Warrants from February 27, 2012 to January 15, 2013.

        On November 5, 2009, Philip Sassower and Susan Sassower reduced the total number of shares of our common stock purchasable under the Letter of Credit Warrant from 5,000,000 shares to 1,400,000 shares. In addition, Mr. Sassower reduced the total number of shares of our common stock purchasable under the Sassower Warrant from 850,000 shares to 50,000 shares. And, JAG Multi Investments LLC reduced the total number of shares of our common stock purchasable under the JAG Warrant from 1,500,000 shares to 150,000 shares.

        In connection with our private placements for the fiscal year ended March 31, 2009, we paid an affiliate of Phoenix an administration fee of $135,000 related to the total placement of $4,090,000 of subordinated secured promissory notes and $900,000 of common stock. On November 5, 2009 and November 9, 2009, we paid an affiliate of Phoenix an aggregate administration fee of $160,500 related to the placement of $3,210,000 of Fall 2009 Senior Notes.

        With respect to transactions involving the issuance of debt to Mr. Sassower or entities affiliated with Mr. Sassower or Mr. Goren or any of Mr. Goren's immediate family members, the following table sets forth the largest aggregate principal amount of indebtedness outstanding during our last fiscal year, the amount thereof outstanding as of March 31, 2009, the amount of principal paid during the our last fiscal year, the amount of interest paid during our last fiscal year, and the interest rate payable on the indebtedness:

Related Party	Largest Aggregate Amount of Principal Outstanding During FY 2009	Amount of Principal Outstanding as of 03/31/09		Amount of Principal Paid During FY 2009	Amount of Interest Paid During FY 2009	Interest Rate
Phoenix Venture Fund LLC	$1,000,000	940,000	(1)	$—	$54,586	10%
Phoenix Enterprises Family Fund LLC	$837,500	717,500	(2)	$—	$32,941	10%
JAG Multi Investments LLC	$837,500	717,500	(3)	$—	$33,226	10%

(1)
Phoenix Venture Fund LLC assigned $60,000 of the $1,000,000 secured promissory note issued to it by the Company on September 5, 2008 to an unaffiliated third party.

(2)
Phoenix Enterprises Family Fund LLC assigned $120,000 of the $837,500 secured promissory note issued to it by the Company on October 21, 2008 to two unaffiliated third parties.

(3)
JAG Multi Investments LLC assigned $120,000 of the $837,500 secured promissory note issued to it by the Company on October 21, 2008 to an unaffiliated third party.

Review, Approval or Ratification of Transactions with Related Persons

        Our audit committee reviews and reports to our Board of Directors on any related party transaction. From time to time, the independent members of our Board of Directors form an ad hoc committee to consider transactions and agreements in which a director or executive officer of our company has a material interest. In considering related party transactions, the members of our audit committee are guided by their fiduciary duties to our stockholders. Our audit committee does not have any written or oral policies or procedures regarding the review, approval and ratification of transactions with related parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our capital stock as of November     •    , 2009 by (i) each person known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors, (iii) each of our "named executive officers" and (iv) our directors and executive officers as a group.

				Series A Preferred Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series C Preferred Stock Beneficially Owned
	Common Stock Beneficially Owned
				Number of Shares of Series A Preferred Stock			Number of Shares of Series B Preferred Stock		Number of Shares of Series C Preferred Stock
Name of Beneficial Owner(1)	Number of Shares of Common Stock(2)		Percentage of Class(3)			Percentage of Class(4)		Percentage of Class(5)		Percentage of Class(6)	Percentage of Combined Classes(7)
Philip S. Sassower	23,750,350	(8)	18.8%	13,676,370	(22)	21.8%	—	—	—	—	17.4%
Mark Holleran	3,775,870	(9)	3.3%	—		—	—	—	—	—	1.9%
Michael J. Rapisand	1,121,412	(10)	1.0%	147,059		*	—	—	—	—	*
Bryan J. Bell	490,417	(11)	*	—		—	—	—	—	—	*
Brian E. Usher-Jones	763,750	(12)	*	—		—	—	—	—	—	*
Andrea Goren	2,670,000	(13)	2.4%	—		—	—	—	—	—	1.3%
Thomas F. Leonardis	500,000	(14)	*	—		—	—	—	—	—	*
Frank Elenio	283,334	(15)	*	—		—	—	—	—	—	*
F. Ben Irwin	—	(16)	—	—		—	—	—	—	—	—
Phoenix Venture Fund LLC	24,381,380	(17)	20.1%	31,032,014	(23)	49.4%	—	—	3,320,000	19.3%	28.0%
110 East 59th Street
New York, NY 10022
Alex and James Goren	14,644,817	(18)	12.2%	4,357,708	(24)	6.9%	—	—	—	—	9.1%
150 East 52nd Street
New York, NY 10022
Typhoon Touch Technologies, Inc.	283,565		*	—		—	—	—	2,000,000	11.6%	1.1%
530 Fifth Avenue
New York, NY 10036
JAM Capital Assoc. LLC
and New Giles LLC	2,783,809	(19)	2.5%	1,130,137		1.8%	—	—	1,000,000	5.8%	2.5%
112 W 56th
New York, NY 10019
William Freas	1,038,626		*	—		—	2,941,177	35.1%	—	—	2.0%
c/o Joseph Gunnar & Co.
30 Broad Street
New York, NY 10004
James J O'Donnell	3,626,739	(20)	3.2%	780,655		1.2%	—	—	900,000	5.2%	2.6%
845 UN Plaza
New York, NY 10017
Harmir Realty Co	690,338		*	—		—	—	—	1,070,000	6.2%	*
12 E 49th
New York, NY 10017
Fifty-Ninth Street Investors LLC	432,771		*	—		—	—	—	1,000,000	5.8%	*
110 E 59th Street
New York, NY 10022
Ross Irvine	377,696		*	—		—	1,000,000	11.9%	200,000	*	*
c/o Sky Capital LLC
110 Wall Street
New York, NY 10005
Adrian Maginnis	152,061		*	—		—	500,000	6.0%	—	—	*
21 Ravranet Rd
Lisburn, Country
Atrium BT27 5NB
All directors and executive officers as a group (9 persons)(21)	31,195,133		23.5%	13,823,429		22.0%	—	—	—	—	20.4%

*
Represents less than 1% of class or combined classes.

(1)
Except as otherwise indicated above, the address of each stockholder identified is c/o Xplore Technologies Corp., 14000 Summit Drive, Suite 900, Austin, Texas 78728. Except as indicated in the other footnotes to this table, each person named in this table has sole voting and investment power with respect to all shares of stock beneficially owned by that person.

(2)
Options and warrants exercisable within 60 days of November     •    , 2009 are deemed outstanding for the purposes of computing the percentage of shares owned by that person, but are not deemed outstanding for purposes of computing the percentage of shares owned by any other person.

(3)
Based on 112,844,619 shares of common stock issued and outstanding as of November     •    , 2009.

(4)
Based on 62,873,781 shares of Series A Preferred Stock issued and outstanding as of November     •    , 2009.

(5)
Based on 8,382,041 shares of Series B Preferred Stock issued and outstanding as of November     •    , 2009.

(6)
Based on 17,164,000 shares of Series C Preferred Stock issued and outstanding as of November     •    , 2009.

(7)
Based on 112,844,619 shares of common stock, 62,873,781 shares of Series A Preferred Stock, 8,382,041 shares of Series B Preferred Stock and 17,164,000 shares of Series C Preferred Stock issued and outstanding as of November     •    , 2009.

(8)
Includes 4,444,310 shares of common stock owned of record by Phoenix Enterprises Family Fund, LLC, an entity controlled by Mr. Sassower, 7,892,500 shares of common stock that Phoenix Enterprises Family Fund LLC has the right to acquire under outstanding warrants exercisable within 60 days after November     •    , 2009, 5,000,000 shares of common stock that Mr. Sassower has the right to acquire under an outstanding warrant exercisable within 60 days after November     •    , 2009, 500,000 shares of common stock that Mr. Sassower has the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009, 2,160,000 shares of common stock that Mr. Sassower has the right to control under outstanding warrants exercisable within 60 days after November     •    , 2009, owned of record by SG Phoenix LLC, an entity in which Mr. Sassower and Mr. Goren share the voting and dispositive power with respect to these shares, and 1,996,769 shares of common stock owned of record by The Philip S. Sassower 1996 Charitable Remainder Annuity Trust. Does not include 58,733,394 shares of common and preferred stock beneficially owned by Phoenix Venture Fund LLC, in which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix Venture Fund LLC.

(9)
Includes 3,580,557 shares of common stock that Mr. Holleran has the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009.

(10)
Includes 1,033,255 shares of common stock that Mr. Rapisand has the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009.

(11)
Includes 416,667 shares of common stock that Mr. Bell has the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009.

(12)
Includes 350,000 shares of common stock that Mr. Usher-Jones has the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009.

(13)
Includes 500,000 shares of common stock that Mr. Goren has the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009 and 2,160,000 common shares that Mr. Goren has the right to acquire under outstanding warrants exercisable within 60 days after November     •    , 2009, owned of record by SG Phoenix LLC, an entity in which Mr. Sassower and Mr. Goren share the voting and dispositive power with respect to these shares. Does not include 58,733,394 shares of common and preferred stock beneficially owned by Phoenix Venture Fund LLC, in which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Goren disclaims any beneficial ownership of the shares held by Phoenix Venture Fund LLC.

(14)
Includes 500,000 shares of common stock that Mr. Leonardis has the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009.

(15)
Includes 283,334 shares of common stock that Mr. Elenio has the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009.

(16)
Mr. Irwin was appointed as a director of our Company on April 30, 2009.

(17)
Includes 10,340,000 shares of common stock that Phoenix Venture Fund LLC has the right to acquire under outstanding warrants exercisable within 60 days after November     •    , 2009. Voting and investment power over these shares is held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix Venture Fund LLC.

(18)
Consists of 3,735,481 shares of common stock owned of record by JAG Multi Investment LLC, 9,392,500 shares of common stock that JAG Multi Investment LLC has the right to acquire under outstanding warrants exercisable within 60 days after November     •    , 2009 and 1,516,836 shares of common stock owned of record by Goren Brothers LP. Voting and investment power over these shares is held equally by Alex Goren and James Goren.

(19)
Includes 1,045,000 shares of common stock that JAM Capital Associates LLC and New Giles LLC have the right to acquire under outstanding warrants exercisable within 60 days after November     •    , 2009.

(20)
Includes 2,200,000 shares of common stock that James O'Donnell has the right to acquire under outstanding warrants exercisable within 60 days after November     •    , 2009.

(21)
Includes 7,163,813 shares of common stock our directors and executive officers have the right to acquire under outstanding options exercisable within 60 days after November     •    , 2009 and 15,052,500 shares of common stock our directors and executive officers have the right to acquire under outstanding warrants exercisable within 60 days after November     •    , 2009. Does not include 58,733,394 shares of common and preferred stock beneficially owned by Phoenix Venture Fund LLC, in which Philip S. Sassower and Andrea Goren are the co-managers of the managing member. Mr. Sassower and Mr. Goren each disclaim any beneficial ownership of the shares held by Phoenix Venture Fund LLC.

(22)
Includes 5,171,847 shares of Series A Preferred Stock owned of record by Phoenix Enterprises Family Fund, LLC and 7,135,973 shares of Series A Preferred Stock owned of record by The Philip S. Sassower 1996 Charitable Remainder Annuity Trust, entities controlled by

  Mr. Sassower. Does not include 31,032,014 shares of Series A Preferred Stock beneficially owned by Phoenix Venture Fund LLC, in which Mr. Sassower is the co-manager of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix Venture Fund LLC.

(23)
Voting and investment power over these shares is held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix Venture Fund LLC.

(24)
Consists of 3,259,723 shares of Series A Preferred Stock owned of record by JAG Multi Investment LLC and 1,097,985 shares of Series A Preferred Stock owned of record by Goren Brothers LP. Voting and investment power over these shares is held equally by Alex Goren and James Goren.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of changes in ownership of our common stock and other equity securities with the SEC. Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, we believe all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed on a timely basis all such required reports during and with respect to our 2009 fiscal year except for two late Form 4 filings for Mr. Sassower and one late Form 4 filing for each of Mr. Goren, Mr. Holleran, Mr. Randy Paramore, Phoenix and Phoenix Enterprises Family Fund LLC.

 STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

        Stockholder proposals, including director nominations, must comply with our By-laws, under which such proposals must be delivered to our Corporate Secretary at our principal executive offices no earlier than 75 days and no later than 45 days prior to the anniversary of the date our proxy materials are released to stockholders for the 2009 Annual Meeting to be considered timely, provided, however, in the event that the date of the 2010 annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to the date of the 2010 annual meeting or the 10th day following the day on which a public announcement of the date of such meeting is first made by us.

ANNUAL REPORT; INCORPORATION BY REFERENCE

        Our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, containing audited financial statements for the years ended March 31, 2008 and March 31, 2009, accompanies this proxy statement. Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K (without exhibits) and additional copies of this proxy statement, each of which we have filed with the Securities and Exchange Commission. In addition, upon written request and payment of a fee equal to our reasonable expenses, we will send to stockholders of record, copies of any exhibit to our Annual Report on Form 10-K for the fiscal year ended March 31, 2009 filed with the Securities and Exchange Commission. All written requests should be directed to the Secretary of our Company at our address set forth on the first page of this proxy statement. We incorporate by reference into this proxy statement Item 8 (Financial Statements) of our Annual Report on Form 10-K.

FORWARD-LOOKING STATEMENTS

        From time to time, we may provide information, whether orally or in writing, including certain statements in this proxy statement, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act"). These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available.

        The words "believe," "plan," "expect," "intend," "anticipate," "estimate," "may," "will," "should" and similar expressions are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended or using other similar expressions. We do not intend to update these forward-looking statements, except as required by law.

        In accordance with the provisions of the Litigation Reform Act, we are making you aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this proxy statement and other public statements we make. Such factors are discussed in the "Risk Factors" section of our Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the U.S. Securities and

Exchange Commission, which we refer to as the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where our reports, proxy and information statements and other information regarding our Company may be obtained free of charge.

OTHER MATTERS

        As of the date of this proxy statement, our Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors,

Michael J. Rapisand
Corporate Secretary and Chief Financial Officer

Austin, Texas
November     •    , 2009

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE URGED TO SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE OR BY MAIL AS SOON AS POSSIBLE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT.

 APPENDIX A

XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

(Adopted by the Board of Directors on July 28, 2009)

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

        The Plan was adopted by the Board of Directors on July 28, 2009, and shall be effective retroactively to June 10, 2009. The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Directors and Consultants to focus on strategic long-range objectives, (b) encouraging the attraction and retention of Employees, Directors and Consultants with exceptional qualifications and (c) aligning the interests of Employees, Directors and Consultants with those of stockholders through increased stock ownership and equity based compensation. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), Restricted Shares, Restricted Stock Units, and SARs.

SECTION 2. DEFINITIONS.

        (a)   "Affiliate" shall mean any Person that directly or indirectly controls, is controlled by, or is under common control with the Corporation.

        (b)   "Award" shall mean any award of an Option, Restricted Shares, Restricted Stock Units, or a SAR under the Plan.

        (c)   "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted from time to time.

        (d)   "Business Combination" shall mean a merger or consolidation involving the Corporation.

        (e)   "Change of Control" shall mean the occurrence of any of the following events:

            (i)  Upon consummation of a Business Combination unless, following such Business Combination,

            (A)  all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or common equity) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Business Combination (including a corporation or other entity which as a result of such transaction owns the Corporation either directly or through one or more subsidiaries),

            (B)  no Person (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or a Subsidiary or such other corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock (or common equity) of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership is based on the beneficial ownership, directly or indirectly, of Outstanding Common Stock or Outstanding Voting Securities immediately prior to the Business Combination, and

            (C)  at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board of Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

           (ii)  Upon the consummation of the sale, lease or exchange of all or substantially all of the assets of the Corporation; or

          (iii)  On the date that individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a member of the Board of Directors on or subsequent to the day immediately following the Effective Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the members of the Board of Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this proviso, any such individual whose appointment to the Board of Directors occurs as a result of an actual or threatened election contest with respect to the election or removal of a member or members of the Board of Directors, an actual or threatened solicitation of proxies or consents or any other actual or threatened action by, or on behalf of, any Person other than the Incumbent Board; or

          (iv)  Upon the acquisition on or after the date of the Effective Date by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either:

            (A)  the then Outstanding Common Stock, or

            (B)  the combined voting power of the Outstanding Voting Securities;

provided, however, that the following acquisitions shall not be deemed to be covered by this subparagraph (iv):

             (x)  any acquisition of Outstanding Common Stock or Outstanding Voting Securities by or at the direction of the Corporation or any Subsidiary,

             (y)  any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or

             (z)  any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of Section 2(e)(i) of this Plan; or

          (v)   Upon the approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

        For avoidance of doubt, a Change of Control does not occur solely because a Person beneficially owns, directly or indirectly, 30% or more of Outstanding Common Stock or Outstanding Voting Securities as of the Effective Date.

        (f)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (g)   "Committee" shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

        (h)   "Consultant" shall mean a consultant or advisor who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

        (i)    "Corporate Transaction" shall mean an event that constitutes a "Change of Control" pursuant to subsection (i), subsection (ii) or subsection (iv) of Section 2(e); provided, however, that solely for purposes of this definition, the words "30% or more" in subsection (iv) of Section 2(e) shall be replaced with the words "more than 50%".

        (j)    "Corporation" shall mean Xplore Technologies Corp., a Delaware corporation.

        (k)   "Director" shall mean a member of the Board of Directors.

        (l)    "Effective Date" shall mean June 10, 2009, provided that the Plan is approved by the Corporation's stockholders at any time within twelve months after such date. Upon approval of the Plan by the stockholders of the Corporation, all Awards granted on or after the Effective Date shall be fully effective as if such stockholders had approved the Plan on the Effective Date. If the stockholders of the Corporation do not approve the Plan within twelve months after the Effective Date, any Awards granted shall be null and void and of no effect.

        (m)  "Employee" shall mean any individual who is a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.

        (n)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (o)   "Exercise Price" shall mean (a) in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement (or the addendum thereto), and (b) in the case of a SAR, an amount, as specified in the applicable SAR Agreement (or the addendum thereto), which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

        (p)   "Fair Market Value" with respect to a Share, shall mean the market price of one Share, determined by the Committee or the Board of Directors as follows:

            (i)  If the Stock is listed on the New York Stock Exchange, Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or another national securities exchange and sales prices are regularly reported for the Stock, then the Fair Market Value shall be equal to the closing selling price as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) on such date, or if such date is not a trading day, on the most recent trading day immediately prior to such date;

           (ii)  If closing selling prices are not regularly reported for the Stock as described in clause (i), but bid and asked prices for the Common Stock are regularly reported on the OTC Bulletin Board or another regulated quotation service, then the Fair Market Value shall be the arithmetic mean between the closing or last bid and asked prices for the Common Stock on such date, or if such date is not a trading day or there are no bid and asked prices for such date, on the most recent trading day immediately prior to such date on which bid and asked prices are available; or

          (iii)  If the foregoing provisions are not applicable, then the Fair Market Value shall be determined by the Committee or the Board of Directors in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee or the Board of Directors shall be conclusive and binding on all persons.

        (q)   "Incumbent Board" shall mean the individuals who constitute the Board of Directors as of 11:59 p.m. (Central) on the Effective Date.

        (r)   "ISO" shall mean an employee incentive stock option described in Section 422 of the Code.

        (s)   "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

        (t)    "Offeree" shall mean an individual to whom the Committee or the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

        (u)   "Option" shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

        (v)   "Optionee" shall mean an individual or estate who holds an Option or SAR.

        (w)  "Outstanding Common Stock" shall mean the outstanding shares of Stock.

        (x)   "Outstanding Voting Securities" shall mean the outstanding voting securities of the Corporation entitled to vote generally in the election of members of the Board of Directors.

        (y)   "Parent" shall mean any corporation or other entity (other than the Corporation) in an unbroken chain of corporations or other entities ending with the Corporation, if each of the corporations or other entities other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation or other entity that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

        (z)   "Participant" shall mean an individual or estate who holds an Award.

        (aa) "Person" shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

        (bb) "Plan" shall mean this Xplore Technologies Corp. 2009 Stock Incentive Plan, as amended from time to time.

        (cc) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee or the Board of Directors.

        (dd) "Restricted Share" shall mean a Share awarded under the Plan and subject to the terms, conditions and restrictions set forth in a Restricted Share Agreement.

        (ee) "Restricted Share Agreement" shall mean the agreement between the Corporation and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Shares.

        (ff)  "Restricted Stock Unit" shall mean a bookkeeping entry representing the Corporation's obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Agreement.

        (gg) "Restricted Stock Unit Agreement" shall mean the agreement between the Corporation and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

        (hh) "SAR" shall mean a stock appreciation right granted under the Plan.

         (ii)  "SAR Agreement" shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

        (jj)   "Service" shall mean service as an Employee, Consultant or Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, Restricted Share Agreement, Restricted Stock Unit Agreement or SAR Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence that was approved by the Corporation in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is has ISO status, an Employee's employment will be treated as terminating 90 days after such Employee went on leave unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends unless such Employee immediately returns to active work. The Corporation shall be entitled to determine in its sole discretion which leaves of absence count toward Service and when Service terminates for all purposes under the Plan.

        (kk) "Share" shall mean one share of Stock.

        (ll)   "Stock" shall mean the common stock of the Corporation, par value $0.001 per share.

        (mm)  "Stock Option Agreement" shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

        (nn) "Subsidiary" shall mean any corporation or other entity if the Corporation or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock (or equity) of such corporation or other entity. A corporation or other entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. ADMINISTRATION.

        (a)    Committee Composition.    The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors. The Committee shall consist of two or more members of the Board of Directors. In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

        (b)    Committee for Non-Officer Grants.    The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more members of the Board of Directors who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Corporation under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence.

        To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Corporation to designate Employees, other than persons subject to Section 16 of the Exchange Act, to receive Awards and to determine the number of such Awards to be received by such Employees; provided, however, that the Board of Directors shall specify the aggregate limit (i.e., the number of Shares underlying all such Awards) and the individual limit (i.e., the number of Shares underlying any individual Award so granted) that such officer or officers may so award in any calendar year.

        (c)    Committee Responsibilities.    Subject to the provisions of the Plan, the Committee or Board of Directors shall have full authority and discretion to take the following actions:

            (i)  To interpret the Plan and to apply its provisions;

           (ii)  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii)  To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;

          (iv)  To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan;

           (v)  To determine when Awards are to be granted under the Plan;

          (vi)  To select the Offerees and Optionees;

         (vii)  To determine the number of Shares to be made subject to each Award;

        (viii)  To prescribe the terms and conditions of each Award, including the Exercise Price, the Purchase Price, the performance criteria, the performance period, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a NSO, and to specify the provisions of the agreement relating to such Award;

          (ix)  To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant's rights or obligations would be materially impaired;

           (x)  To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

          (xi)  To determine the disposition of each Award or other right under the Plan in the event of a Participant's divorce or dissolution of marriage;

         (xii)  To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

        (xiii)  To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

        (xiv)  To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

         (xv)  To take any other actions deemed necessary or advisable for the administration of the Plan.

Notwithstanding the authority granted under this provision, to the extent an Award is intended to qualify for the exemption under Section 162(m)(4)(C) of the Code, as determined by the Committee or Board of Directors, only a Committee that satisfies the requirements of Treasury Regulations Section 1.162-27(e)(3) shall (i) make such Award, and (ii) if such Award requires the attainment of a performance goal as condition to the making, vesting or settlement of the Award, set the applicable performance goal and certify the extent to which it is attained.

        Subject to the requirements of applicable law, the Committee or Board of Directors may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee or Board of Directors may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee or Board of Directors shall be final and binding on all Participants, and all persons deriving their rights from a Participant. No member of the Committee or Board of Directors shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Award.

SECTION 4. ELIGIBILITY.

        (a)    General Rule.    Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Directors shall be eligible for the grant of NSOs, Restricted Shares, Restricted Stock Units or SARs.

        (b)    Ten-Percent Stockholders.    An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

        (c)    Attribution Rules.    For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

        (d)    Outstanding Stock.    For purposes of Section 4(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant but shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

        (a)    Basic Limitation.    Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 19,400,000 Shares. The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Corporation, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

        (b)    Award Limitation.    Subject to the provisions of Section 11, no Participant may receive Awards under the Plan in any calendar year that relate to more than 8,000,000 Shares.

        (c)    Additional Shares.    If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Shares or Restricted Stock Units, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or SARs the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares under SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares or Restricted Stock Units are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

        (a)    Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee or Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

        (b)    Number of Shares.    Each Stock Option Agreement shall specify the number of Shares that are subject to the Option (subject to adjustment in accordance with Section 11).

        (c)    Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the foregoing in this Section 6(c), the Exercise Price under any Option shall be determined by the Committee or Board of Directors at their discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

        (d)    Withholding Taxes.    As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (e)    Exercisability and Term.    Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided, however, that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 6(e), the Committee or Board of Directors at their discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

        (f)    Exercise of Options.    Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Corporation and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the discretion of the Committee or Board of Directors, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        (g)    Effect of Change of Control.    The Committee or Board of Directors may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option upon a Change of Control.

        (h)    No Rights as a Stockholder.    An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the Option until the date of the issuance of the Shares underlying the Option upon a valid exercise thereof.

        (i)    Restrictions on Transfer of Shares.    Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee or Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

        (j)    Buyout Provisions.    The Committee or Board of Directors may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee or Board of Directors shall establish.

SECTION 7. RESTRICTED SHARES.

        (a)    Restricted Share Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Corporation. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical. Restricted Shares may be granted in consideration of a reduction in the recipient's other compensation.

        (b)    Payment for Awards.    Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee or Board of Directors may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

        (c)    Vesting.    Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Agreement. A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee or Board of Directors may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested upon a Change of Control. Except as may be set forth in a Restricted Share Agreement, vesting of the Restricted Shares shall cease on the termination of the Participant's Service.

        (d)    Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Corporation's other stockholders. A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

        (e)    Restrictions on Transfer of Shares.    Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee or Board of Directors may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

        (a)    General Rule.    The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

        (b)    Surrender of Stock.    To the extent that a Stock Option Agreement so provides, payment may be made in entirety or in part by surrendering, or attesting to the ownership of, Shares which are then owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

        (c)    Services Rendered.    At the discretion of the Committee or Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Corporation or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee or Board of Directors shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 7(b).

        (d)    Cashless Exercise.    To the extent that a Stock Option Agreement so provides, payment may be made in its entirety or in part by delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Corporation in payment of the aggregate Exercise Price.

        (e)    Exercise/Pledge.    To the extent that a Stock Option Agreement so provides, payment may be made in its entirety or in part by delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of the aggregate Exercise Price.

        (f)    Promissory Note.    To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in its entirety or in part by delivering (on a form prescribed by the Corporation) a full-recourse promissory note.

        (g)    Other Forms of Payment.    To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

        (h)    Limitations under Applicable Law.    Notwithstanding anything herein or in a Stock Option Agreement or Restricted Share Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee or Board of Directors in their discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

        (a)    SAR Agreement.    Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Corporation. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        (b)    Number of Shares.    Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

        (c)    Exercise Price.    Each SAR Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        (d)    Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events. Except as may be set forth in a SAR Agreement, vesting of the SAR shall cease on the termination of the Participant's Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change of Control.

        (e)    Effect of Change of Control.    The Committee or Board of Directors may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR upon a Change of Control.

        (f)    Exercise of SARs.    Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee or Board of Directors shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

        (g)    Modification or Assumption of SARs.    Within the limitations of the Plan, the Committee or Board of Directors may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Corporation or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or increase his or her obligations under such SAR.

        (h)    Buyout Provisions.    The Committee or Board of Directors may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee or Board of Directors shall establish.

SECTION 10. RESTRICTED STOCK UNITS.

        (a)    Restricted Stock Unit Agreement.    Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Corporation. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical. Restricted Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

        (b)    Payment for Awards.    To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

        (c)    Vesting Conditions.    Each Award of Restricted Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. A Restricted Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee or Board of Directors may determine, at the time of granting Restricted Stock Units or thereafter, that all or part of such Restricted Stock Units shall become vested in the event that a Change of Control occurs with respect to the Corporation.

        (d)    Voting and Dividend Rights.    The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the discretion of the Committee or Board of Directors, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share for each Restricted Stock Unit that is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including, without limitation, any forfeiture conditions) as the Restricted Stock Units to which they attach.

        (e)    Form and Time of Settlement of Restricted Stock Units.    Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee or Board of Directors. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include, without limitation, a method based on the average Fair Market Value of Shares over a series of trading days. A Restricted Stock Unit Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments. A Restricted Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 11.

        (f)    Death of Recipient.    Any Restricted Stock Units that become payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation. A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient's death shall be distributed to the recipient's estate.

        (g)    Creditors' Rights.    A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Corporation. Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES; CORPORATE TRANSACTIONS.

        (a)    Adjustments.    In the event that there occurs a dividend or other distribution of Shares, a dividend in the form of cash or other property that materially affects the Fair Market Value of the Shares, a stock split, a reverse stock split, a split-up, a split-off, a spin-off, a combination or subdivision of Shares or other securities of the Corporation, an exchange of Shares for other securities of the Corporation, or a similar transaction or event that materially affects the Fair Market Value of the Shares, the Committee or Board of Directors, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall make appropriate adjustments in:

            (i)  The numerical limitations set forth in Sections 5(a) and (b);

           (ii)  The number of Shares covered by all outstanding Awards; and

          (iii)  The Exercise Price under each outstanding Option and SAR.

        (b)    Dissolution or Liquidation.    To the extent not previously exercised or settled, all outstanding Awards shall terminate immediately prior to the dissolution or liquidation of the Corporation.

        (c)    Corporate Transactions.    In the event of a Corporate Transaction, subject to any vesting acceleration provisions in an Award agreement, outstanding Awards shall be treated in the manner provided in the agreement relating to the Corporate Transaction (including as the same may be amended). Such agreement shall not be required to treat all Awards or individual types of Awards similarly in the Corporate Transaction; provided, however, that such agreement shall provide for one of the following with respect to all outstanding Awards (as applicable):

            (i)  The continuation of the outstanding Award by the Corporation, if the Corporation is a surviving corporation;

           (ii)  The assumption of the outstanding Award by the surviving corporation or its parent or subsidiary;

          (iii)  The substitution by the surviving corporation or its parent or subsidiary of its own award for the outstanding Award;

          (iv)  Full exercisability or vesting and accelerated expiration of the outstanding Award, followed by the cancellation of such Award;

           (v)  The cancellation of an outstanding Option or SAR and a payment to the Optionee equal to the excess of (i) the Fair Market Value of the Shares subject to such Option or SAR (whether or not such Option or SARs is then exercisable or such Shares are then vested) as of the closing date of such Corporate Transaction over (ii) its aggregate Exercise Price. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Option or SAR would have become exercisable or such Shares would have vested. Such payment may be subject to vesting based on the Optionee's continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Option or SAR would have become exercisable or such Shares would have vested (including any vesting acceleration provisions). If the Exercise Price of the Shares subject to any Option or SAR exceeds the Fair Market Value of the Shares subject thereto, then such Option or SAR may be cancelled without making a payment to the Optionee with respect thereto. For purposes of this Subsection (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply in connection with such security; or

          (vi)  The cancellation of an outstanding Restricted Stock Unit and a payment to the Participant equal to the Fair Market Value of the Shares subject to such Restricted Stock Unit (whether or not such Restricted Stock Unit is then vested) as of the closing date of such Corporate Transaction. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Restricted Stock Unit would have vested. Such payment may be subject to vesting based on the Participant's continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Restricted Stock Unit would have vested (including any vesting acceleration provisions). For purposes of this Subsection (vi), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply in connection with such security.

        (d)    Reservation of Rights.    Except as provided in Section 11, a Participant shall have no rights by reason of the occurrence of (or relating to) any Corporate Transaction, any transaction described in Section 11(a), or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation. Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to effect any Corporate Transaction, any transaction described in Section 11(a), any dissolution or liquidation of the Corporation or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.

SECTION 12. AWARDS UNDER OTHER PLANS.

        The Corporation may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 13. LEGAL AND REGULATORY REQUIREMENTS.

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Corporation's securities may then be listed, and the Corporation has obtained the approval or favorable ruling from any governmental agency which the Corporation determines is necessary or advisable. The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 14. WITHHOLDING TAXES.

        (a)    General.    To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Corporation shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

        (b)    Share Withholding.    The Corporation may, in its discretion, permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 15. TRANSFERABILITY OF AWARDS.

        Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee or Board of Directors) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution, incident to divorce, or pursuant to a domestic relations order, if applicable; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported sale, assignment, conveyance, gift, pledge, hypothecation or transfer in violation of this Section 15(a) shall be void and unenforceable against the Corporation.

SECTION 16. NO EMPLOYMENT RIGHTS.

        No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Corporation and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 17. APPLICABLE LAW.

        The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.

SECTION 18. DURATION AND AMENDMENTS.

        (a)    Term of the Plan.    The Plan, as set forth herein, shall terminate automatically on June 9, 2019 and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b)    Right to Amend or Terminate the Plan.    The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Corporation's stockholders only to the extent required by applicable laws, regulations or rules.

        (c)    Effect of Termination.    No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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SECTION 19. EXECUTION.

        To record the adoption of the Plan by the Board of Directors, the Corporation has caused its authorized officer to execute the same.

XPLORE TECHNOLOGIES CORP.
By:	/s/ MICHAEL J. RAPISAND
Name: Michael J. Rapisand Title: Chief Financial Officer & Corporate Secretary

 Amendment to the
Xplore Technologies Corp. 2009 Stock Incentive Plan

        WHEREAS, Xplore Technologies Corp. (the "Corporation") maintains the Xplore Technologies Corp. 2009 Stock Incentive Plan (the "Plan"); and

        WHEREAS, Section 18(b) of the Plan provides that the Corporation's Board of Directors (the "Board") may amend the Plan at any time; and

        WHEREAS, the Board now desires to amend the Plan to limit the maximum number of Shares that are reserved for issuance pursuant to Awards granted under the Plan to 14,056,998.

        NOW, THEREFORE, the Plan is hereby amended as follows:

        FIRST: The second sentence of Section 5(a) of the Plan is hereby amended to read in its entirely as follows:

        "The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 14,056,998 Shares."

        SECOND: Except as provided above, the Plan shall continue in full force and effect.

        THIRD: Any capitalized term used herein, but not defined herein, shall have the meaning ascribed to such term in the Plan.

 Amendment to the
Xplore Technologies Corp. 2009 Stock Incentive Plan

        WHEREAS, Xplore Technologies Corp. (the "Corporation") maintains the Xplore Technologies Corp. 2009 Stock Incentive Plan (the "Plan"); and

        WHEREAS, Section 18(b) of the Plan provides that the Corporation's Board of Directors (the "Board") may amend the Plan at any time; and

        WHEREAS, the Board now desires to amend the Plan to increase the maximum number of Shares that are reserved for issuance pursuant to Awards granted under the Plan from 14,100,000 to 25,100,000 shares.

        NOW, THEREFORE, the Plan is hereby amended as follows:

        FIRST: The second sentence of Section 5(a) of the Plan is hereby amended to read in its entirely as follows:

        "The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 25,100,000 Shares."

        SECOND: Except as provided above, the Plan shall continue in full force and effect.

        THIRD: Any capitalized term used herein, but not defined herein, shall have the meaning ascribed to such term in the Plan.

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

        You have been granted the following Option to purchase Common Stock of XPLORE TECHNOLOGIES CORP. (the "Corporation") under the Corporation's 2009 Stock Incentive Plan (the "Plan"):

Name of Optionee:	[Name of Optionee]
Total Number of Option Shares Granted:	[Total Number of Shares]
Type of Option:	☐ Incentive Stock Option
☐ Nonstatutory Stock Option
Exercise Price Per Share:

$[            ] (The Exercise Price per Share of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value. If Optionee is a Ten-Percent Stockholder, the Exercise Price per Share of an ISO must be at least one hundred ten percent (110%) of Fair Market Value.)

Grant Date:	[Date of Grant]
Vesting Commencement Date:	[Vesting Commencement Date]
Vesting Schedule:

This Option becomes exercisable with respect to one-third (1/3) of the Shares subject to this Option, respectively, for each of the three successive 12-month periods of continuous Service as an Employee, Director or Consultant beginning as of the Vesting Commencement Date.

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

        By your signature and the signature of the Corporation's representative below, you and the Corporation agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement (the "Agreement"), both of which are attached to and made a part of this document.

        By signing this document you further agree that the Corporation may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Corporation is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Corporation may deliver these documents by posting them on a website maintained by the Corporation or by a third party under contract with the Corporation. If the Corporation posts these documents on a website, it will notify you by e-mail.

OPTIONEE:	XPLORE TECHNOLOGIES CORP.
Optionee's Signature	By:
Optionee's Printed Name	Title:

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment	This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option (ISO), it shall be deemed to be a nonstatutory option (NSO) to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.
Vesting

This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional Shares after your Service as an Employee or a Consultant has terminated for any reason.

Term

This Option expires in any event at the close of business at Corporation headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (5th anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination

If your Service terminates for any reason except death or "Total and Permanent Disability" (as defined below), then this Option will expire at the close of business at Corporation headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Corporation determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Death

If your Service terminates because of death, then this Option will expire at the close of business at Corporation headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability

If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Corporation headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

"Total and Permanent Disability" means you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Corporation.

Leaves of Absence

For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Corporation in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Corporation's leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Corporation's part-time work policy or the terms of an agreement between you and the Corporation pertaining to your part-time schedule.

Restrictions on Exercise

The Corporation will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of the Corporation stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Corporation stock as to which such approval shall not have been obtained.

Notice of Exercise

When you wish to exercise this Option you must provide a Notice of Exercise form in accordance with such procedures as are established by the Corporation and communicated to you from time to time. Any notice of exercise must specify how many Shares you wish to purchase and how your Shares should be registered. The notice of exercise will be effective when it is received by the Corporation. If someone else wants to exercise this Option after your death, that person must prove to the Corporation's satisfaction that he or she is entitled to do so.

Form of Payment

When you submit your Notice of Exercise form, you must include payment of the Option exercise price for the Shares you are purchasing. Payment may be made by your personal check, a cashier's check or a money order. With the Corporation's consent and subject to the Corporation's sole discretion, payment may be made in the following alternative form(s):

•       Certificates for Shares that you own, along with any forms needed to effect a transfer of those Shares to the Corporation. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering Shares, you may attest to the ownership of those Shares on a form provided by the Corporation and have the same number of Shares subtracted from the Shares issued to you upon exercise of the Option. However, you may not surrender, or attest to the ownership of Shares in payment of the exercise price if your action would cause the Corporation to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•       By delivery on a form approved by the Corporation of an irrevocable direction to a securities broker approved by the Corporation to sell all or part of the Shares that are issued to you when you exercise this Option and to deliver to the Corporation from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by providing a notice of exercise form approved by the Corporation.

•       By delivery on a form approved by the Corporation of an irrevocable direction to a securities broker or lender approved by the Corporation to pledge Shares that are issued to you when you exercise this Option as security for a loan and to deliver to the Corporation from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by providing a notice of exercise form approved by the Corporation.

• Any other form permitted by the Committee or the Board of Directors in their discretion.
Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee or the Board of Directors in their discretion.

Withholding Taxes and Stock Withholding

You will not be allowed to exercise this Option unless you make arrangements acceptable to the Corporation to pay any withholding taxes that may be due as a result of this award or the Option exercise. You also authorize the Corporation, or your actual employer, to satisfy all withholding obligations of the Corporation or your actual employer from your wages or other cash compensation payable to you by the Corporation or your actual employer.

Restrictions on Resale

You agree not to sell any Shares at a time when applicable laws, Corporation policies or an agreement between the Corporation and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Corporation may specify.

Transfer of Option

Only you can exercise this Option prior to your death. You may not sell, transfer, assign, pledge or otherwise dispose of this Option, other than as designated by you by will or by the laws of descent and distribution, incident to a divorce, or pursuant to a domestic relations order. For instance, you may not use this Option as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will.

The Committee or the Board of Directors will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

Retention Rights

Neither your Option nor this Agreement gives you the right to be employed or retained by the Corporation or a subsidiary of the Corporation in any capacity. The Corporation and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights

Your Options carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a stockholder of the Corporation unless and until you have exercised this Option by giving the required notice to the Corporation and paying the exercise price. No adjustments will be made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments

In the event of a stock split, a stock dividend or a similar change in Corporation Shares, the number of Shares covered by this Option and the exercise price per Share shall be adjusted pursuant to the Plan.

Successors and Assigns

The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Corporation's successors and assigns. Your rights and obligations under this Agreement may only be assigned with the prior written consent of the Corporation.

Notice

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Corporation's records or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).
The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. In the event of any inconsistency between the Plan and this Agreement, the Plan shall govern. All capitalized terms in the Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Corporation regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE NOTICE OF STOCK OPTION GRANT
ATTACHED TO THIS AGREEMENT,
YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
DESCRIBED ABOVE AND IN THE PLAN.

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

NOTICE OF EXERCISE OF STOCK OPTION

You must sign this Notice on the last page
before submitting it to the Corporation

OPTIONEE INFORMATION:
Name:	Social Security Number:
Address:	Employee Number:
OPTION INFORMATION:
Date of Grant: , 20	Type of Stock Option:
Exercise Price per Share: $	☐ Nonstatutory (NSO)
Total number of Shares of XPLORE TECHNOLOGIES CORP. (the "Corporation") covered by option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of Shares of the Corporation for which option is being exercised now:                                     .
(These Shares are referred to below as the "Purchased Shares.")

Total exercise price for the Purchased Shares: $

Form of payment enclosed:

☐    Check for $                                    , payable to "Xplore Technologies Corp."

Name(s) in which the Purchased Shares should be registered
 [please check one box]:

☐	In my name only
☐	In the names of my spouse and myself as community property	My spouse's name (if applicable):

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

ACKNOWLEDGMENTS:

1.
I understand that all sales of Purchased Shares are subject to compliance with the Corporation's policy on securities trades.

2.
I hereby acknowledge that I received and read a copy of the prospectus describing the Corporation's 2009 Stock Incentive Plan and the tax consequences of an exercise.

3.
In the case of a nonstatutory option (NSO), I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.
In the case of an incentive stock option (ISO), I agree to promptly notify the Corporation if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

5.
I acknowledge that the Corporation has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a "disposition" for incentive stock option tax purposes. As a result, the favorable incentive stock option tax treatment will be unavailable and other unfavorable tax consequences may occur.

SIGNATURE AND DATE:

                                                                                                                     , 20

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE AWARD

You have been granted the following Restricted Shares of Common Stock of XPLORE TECHNOLOGIES CORP. (the "Corporation") under the Corporation's 2009 Stock Incentive Plan (the "Plan"):

Date of Grant:	[Date of Grant]
Name of Recipient:	[Name of Recipient]
Total Number of Shares Granted:	[Total Shares]
Fair Market Value per Share:	$[Value per Share]
Total Fair Market Value of Award:	$[Total Value]
Vesting Commencement Date:	April 1, 2009
Vesting Schedule:
One hundred percent (100%) of the Shares subject to this Award vest as of March 31, 2010, provided that the recipient's Service as an Employee, Director or Consultant is continuous during the period that begins on the Vesting Commencement Date and ends on March 31, 2010.

        By your signature and the signature of the Corporation's representative below, you and the Corporation agree that these Restricted Shares are granted under and governed by the terms and conditions of the Plan and the Restricted Share Agreement (the "Agreement"), both of which are attached to and made a part of this document.

        By signing this document you further agree that the Corporation may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Corporation is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Corporation may deliver these documents by posting them on a website maintained by the Corporation or by a third party under contract with the Corporation. If the Corporation posts these documents on a website, it will notify you by e-mail.

[NAME OF RECIPIENT]	XPLORE TECHNOLOGIES CORP.
By:

Title:

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

Payment for Shares	No cash payment is required for the Shares you receive. You are receiving the Shares in consideration for Services rendered by you.
Vesting

The Shares that you are receiving will not vest until the date(s) specified on the Notice of Restricted Share Award. Therefore, if you are subject to U.S. federal income tax, you should consider making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended ("83(b) Election"), a form for which is attached as Exhibit A to this Agreement. The 83(b) Election must be filed within thirty (30) days of the Date of Grant.

YOU SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR BEFORE FILING AN 83(b) ELECTION.
Except as provided below, no Shares vest after your Service as an Employee, Director or Consultant has terminated for any reason.
Vesting upon Death or Termination Not for Cause

In the event of your death or your "Termination Not for Cause" (as defined below), a portion of the Shares subject to this Agreement shall vest on a pro rata basis. For this purpose, the pro ration shall be determined by multiplying the number of Shares granted herein by a fraction the numerator of which is the number of months of your Service during the twelve (12)-month period beginning on the Vesting Commencement Date specified on the Notice of Restricted Share Award and the denominator of which is twelve (12), and rounding down to the next whole number.

"Termination Not for Cause" means a Corporation-initiated separation from Service for reason other than willful misconduct or activity deemed detrimental to the interests of the Corporation, provided that you execute a general release acceptable to the Corporation.

Shares Restricted

Unvested Shares will be considered "Restricted Shares." Except to the extent permitted by the Committee or the Board of Directors, you may not sell, transfer, assign, pledge or otherwise dispose of Restricted Shares.

Forfeiture

If your Service terminates for any reason, then your Restricted Shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of termination. This means that the unvested Restricted Shares will immediately revert to the Corporation and the certificate(s) for those Shares shall be delivered to the Corporation properly endorsed for transfer (but such Shares will be deemed forfeited whether or not the certificate(s) therefor have been delivered). You receive no payment for Restricted Shares that are forfeited. The Corporation determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Any Shares or other property (including money paid other than as an ordinary cash dividend) issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Restricted Shares are subject to these forfeiture provisions along with such Shares. Such Shares or other property, together with your unvested Restricted Shares, are termed "Subject Shares."

Escrow of Shares

To ensure that your Subject Shares are delivered to the Corporation in the event that the Forfeiture provisions apply, you agree that upon issuance, the certificate(s) for the Subject Shares shall be deposited with the Escrow Agent named in the Joint Escrow Instructions attached as Exhibit B, together with an Assignment Separate from Certificate executed by you (with date and number of shares in blank) in the form attached as Exhibit C. The certificate(s) evidencing your Subject Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent at the Closing under this Agreement.

Leaves of Absence

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Corporation in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Restricted Share Award may be adjusted in accordance with the Corporation's leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Restricted Share Award may be adjusted in accordance with the Corporation's part-time work policy or the terms of an agreement between you and the Corporation pertaining to your part-time schedule.

Stock Certificates

The certificates for the Restricted Shares have stamped on them a special legend referring to the forfeiture restrictions. As your vested percentage increases, you may request (at reasonable intervals) that the Corporation release to you a non-legended certificate for your vested Shares.

Shareholder Rights

During the period of time between the date of grant and the date the Restricted Shares become vested, you shall have all the rights of a shareholder with respect to the Restricted Shares except for the right to transfer the Restricted Shares, as set forth above. Accordingly, you shall have the right to vote the Restricted Shares and to receive any cash dividends paid with respect to the Restricted Shares.

Withholding Taxes

No Shares will be released to you unless you have made arrangements acceptable to the Corporation to pay withholding taxes that may be due as a result of this Award or the vesting of the Shares. You also authorize the Corporation, or your actual employer, to satisfy all withholding obligations of the Corporation or your actual employer from your wages or other cash compensation payable to you by the Corporation or your actual employer.

Restrictions On Resale

You agree not to sell any Shares at a time when applicable laws, Corporation policies or an agreement between the Corporation and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Corporation may specify.

No Retention Rights

Neither your award nor this Agreement gives you the right to be employed or retained by the Corporation or a subsidiary of the Corporation in any capacity. The Corporation and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments to Stock

In the event of a stock split, a stock dividend or a similar change in Shares, or a merger or a reorganization of the Corporation, the number of Shares covered by this Agreement may be adjusted pursuant to the Plan.

Additional or Exchanged Securities and Property

The Restricted Shares subject to this Agreement shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Corporation is subject to such corporate activity. Any securities or other property issued as a dividend or other distribution on, in exchange for or upon the conversion of Restricted Shares (including money paid other than as an ordinary cash dividend) shall be subject to the provisions of this Agreement, including the forfeiture provisions and escrow requirement, and such provisions may be enforced by the Corporation's successors.

Successors and Assigns

The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Corporation's successors and assigns. Your rights and obligations under this Agreement may only be assigned with the prior written consent of the Corporation.

Notice

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Corporation's records or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).
The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. In the event of any inconsistency between the Plan and this Agreement, the Plan shall govern. Certain capitalized terms in this Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Corporation regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE NOTICE OF RESTRICTED SHARE AWARD
ATTACHED TO THIS AGREEMENT,
YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
DESCRIBED ABOVE AND IN THE PLAN.

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

EXHIBIT A

STEP-BY-STEP INSTRUCTIONS TO
MAKE A SECTION 83(b) ELECTION

WORD OF CAUTION: IF YOU CHOOSE TO FILE A SECTION 83(b) ELECTION, YOU MUST FILE YOUR SECTION 83(b) ELECTION FORM WITH THE IRS NO LATER THAN 30 DAYS FOLLOWING THE DATE OF AWARD. THE 30-DAY DEADLINE IS ABSOLUTE AND CANNOT BE WAIVED UNDER ANY CIRCUMSTANCES. ALSO, ONCE FILED, YOUR SECTION 83(b) ELECTION FORM MAY NOT BE REVOKED, EXCEPT WITH THE CONSENT OF THE IRS (WHICH CONSENT IS GENERALLY DENIED).

THESE INSTRUCTIONS ARE DISTRIBUTED MERELY FOR CONVENIENCE IN THE EVENT YOU CHOOSE TO FILE AN 83(b) ELECTION. THEY SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO MAKE AN 83(b) ELECTION. EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

Step 1.	Complete and execute the 83(b) Form found on page A-4 of this Exhibit A (the "83(b) Form"). Do not fill in the blank in paragraph 6, which relates to the fair market value of the property at the time of transfer. Submit the 83(b) Form to the Corporation and ask that the Corporation insert the per share fair market value of the shares in paragraph 6 of the 83(b) Form.
Step 2.	Make four copies of the executed and completed 83(b) Form.
Step 3.
Mail to the Internal Revenue Service (a) the cover letter on page A-3 and (b) the original executed 83(b) Form on page A-4. The tax, if any, arising out of your election does not have to be paid until you file your tax return for the taxable year in which you were awarded your Restricted Shares (except to the extent that withholding taxes or estimated taxes are payable). The forms must be filed no later than 30 days following the Date of Award. The 30-day deadline is absolute and cannot be waived under any circumstances. The filing is deemed to be made on the date that the forms are mailed from the post office, i.e., the postmark date. Mail the forms by registered or certified mail, return receipt requested, so that you have proof that you filed the forms within the 30-day period. If you miss the deadline, you will be taxed on your Restricted Shares as they vest (i.e., are no longer be subject to the forfeiture provisions) based on the value of the Restricted Shares at that time. You should seek local tax advice on whether you must make a separate filing with your state of residence.
Step 4.
Mail or submit a copy of the filing to the Corporation on the same day that you file the 83(b) Form, and make sure that you retain copies of the forms for your records and for filing with your tax returns (see Step 5).
Step 5.	File copies of the forms with your U.S. federal tax (and state tax, if appropriate) returns for the taxable year in which you were awarded your Restricted Shares.

[Name of Offeree]
[Offeree's Address]

[Date]

VIA CERTIFIED MAIL

Return Receipt Requested
Receipt [enter receipt # here]

Internal Revenue Service Center
 [Appropriate IRS center address]

  Re:
  Election Under Section 83(b) of the Internal Revenue Code

Ladies and Gentlemen:

        Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986 relating to the issuance of                      shares of XPLORE TECHNOLOGIES CORP. Common Stock.

        Also enclosed is a copy of the 83(b) election and a stamped, self-addressed envelope. Please acknowledge receipt of these materials by stamping the enclosed copy of the 83(b) election with the date of receipt and returning it to me.

        Thank you for your attention to this matter.

Very truly yours,

[Name of Offeree]

Enclosures

cc:
Xplore Technologies Corp. w/ encs.

 SECTION 83(b) ELECTION

        This statement is being made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulation section 1.83-2.

        1.     The taxpayer who performed the services is:

Name of Offeree:

Offeree's Address:

Offeree's Social Security Number:

        2.     The property with respect to which the election is being made is                        shares of common stock of XPLORE TECHNOLOGIES CORP., a Delaware corporation (the "Corporation").

        3.     The property was transferred on                        , 20    . (Date of Award)

        4.     The taxable year in which the election is being made is the calendar year 20            .

        5.     If for any reason the taxpayer's service with the Corporation is terminated, the property is subject to forfeiture to the Corporation. The forfeiture condition lapses on March 31, 2010.

        6.     The Fair Market Value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $                        per share.

        7.     The property was acquired in consideration for past services rendered to the issuer.

        8.     A copy of this statement was furnished to the Corporation for whom the taxpayer rendered the service underlying the transfer of property.

        9.     This statement is executed as of                        , 20    .

Spouse (if any)	[Name of Offeree]: Taxpayer

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

EXHIBIT B

JOINT ESCROW INSTRUCTIONS
                        , 20

To Secretary
XPLORE TECHNOLOGIES CORP.
[Address of Corporation]

Dear Sir or Madam:

        As Escrow Agent for XPLORE TECHNOLOGIES CORP. (the "Corporation"), and [Name of Offeree] ("Offeree"), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Offeree and the certificate(s) of stock representing Offeree's unvested shares acquired in accordance with the terms of the Restricted Share Agreement (the "Agreement") entered into between the Corporation and Offeree, in accordance with the following instructions:

          (i)  In the event that the unvested shares are forfeited pursuant to the forfeiture provisions of the Agreement, Offeree and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated, and to promptly deliver the stock certificates.

         (ii)  Upon a forfeiture, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Corporation. The Corporation shall make no payment to you for the shares that are forfeited pursuant to the Forfeiture Condition.

        (iii)  Offeree irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement. Offeree irrevocably appoints you as his or her attorney-in-fact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions. Subject to the provisions of this paragraph (iii) and the Agreement, Offeree shall exercise all rights and privileges, including but not limited to, the right to vote and to receive ordinary cash dividends (if any), of a stockholder of the Corporation while the shares are unvested and held by you.

        (iv)  In accordance with the terms of the Agreement, you may, from time to time, deliver to Offeree a certificate or certificates representing shares that are no longer unvested and subject to forfeiture under the Agreement.

         (v)  This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

        (vi)  If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Offeree, you shall deliver them to Offeree and shall be discharged from all further obligations under these Joint Escrow Instructions.

       (vii)  Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.

      (viii)  You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Offeree while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        (ix)  You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         (x)  You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.

        (xi)  You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

       (xii)  You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.

      (xiii)  Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Corporation or if you shall resign by written notice of each party. In the event of any such termination, the Corporation shall appoint any officer of the Corporation as successor Escrow Agent.

      (xiv)  If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

       (xv)  It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected. You are under no duty whatsoever to institute or defend against any such proceedings.

      (xvi)  Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.

     (xvii)  By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

    (xviii)  This instrument shall be governed by and construed in accordance with the laws of the State of Delaware.

      (xix)  This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,
XPLORE TECHNOLOGIES CORP.
By
Its
ESCROW AGENT:	[Name of Offeree] (PURCHASER)
Signature	Signature

 XPLORE TECHNOLOGIES CORP.

2009 STOCK INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED, [Name of Offeree] sells, assigns and transfers to XPLORE TECHNOLOGIES CORP. (the "Corporation") or its assignee [print the number of shares] ([# of shares]) shares of the Common Stock of the Corporation (the "Shares"), standing in his or her name on the books of the Corporation represented by Certificate No.                        and irrevocably constitutes and appoints [Name/Title of Escrow Agent] as Attorney to transfer the Shares on the books of the Corporation with full power of substitution in the premises.

        Dated:                                     ,        .

[NAME OF PURCHASER]

(Signature)

Spousal Consent (if applicable)

                                (Offeree's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Printed Name

Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE CORPORATION TO EXERCISE ITS "RIGHTS" UPON A FORFEITURE AS SET FORTH IN THE RESTRICTED SHARE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES.

LOGO

XPLORE TECHNOLOGIES CORP.

C/O PROXY SERVICES

P.O. BOX 9142

FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Xplore Technologies Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that  you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Xplore Technologies Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XPLORE TECHNOLOGIES CORP.

THE BOARD OF DIRECTORS RECOMMEND A VOTE  “FOR” THE NOMINEES AND “FOR” ITEMS 2, 3, 4 AND 5.

Vote on Directors

1A.	ELECTION OF DIRECTORS:
(Holders of Common Stock and Preferred Stock Voting Together as a Single Class)

☐	FOR ALL NOMINEES	☐	Francis J. Elenio

☐	WITHHOLD AUTHORITY	☐	F. Ben Irwin
FOR ALL NOMINEES
		☐	Thomas F. Leonardis
☐	FOR ALL EXCEPT
	(See instructions below)	☐	Brian Usher-Jones

1B.	ELECTION OF SERIES A DIRECTORS:
(Holders of Series A Preferred Stock Voting as a Separate Class)

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY	☐	Philip S. Sassower
FOR ALL NOMINEES
		☐	Andrea Goren
☐	FOR ALL EXCEPT
(See instructions below)

			For	Against	Abstain
2.	RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2010		☐	☐	☐

3.	APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 300,000,000 TO 450,000,000 SHARES		☐	☐	☐

4.	APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 110,000,000 TO 150,000,000 SHARES		☐	☐	☐

5.	APPROVAL OF THE 2009 STOCK INCENTIVE PLAN		☐	☐	☐

6.	IN THEIR DISCRETION, THE ABOVE NAMED PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR OWN JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the nominees and items 2, 3, 4 and 5. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

				Yes	No
Please indicate if you plan to attend this meeting.				☐	☐

Signature (PLEASE SIGN WITHIN BOX)			Date

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian,  please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign.  If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature (Joint Owners)			Date

2

XPLORE TECHNOLOGIES CORP.

PROXY FOR

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 14, 2010

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of common stock, Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock (collectively, the “Shares”) of Xplore Technologies Corp. (the “Company”) hereby appoints each of Mark Holleran, President and Chief Operating Officer of the Company, and Michael J. Rapisand, Chief Financial Officer and Corporate Secretary of the Company, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all the Shares which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Company’s executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on January 14, 2010, at 9:00 a.m., local time, and at any adjournments thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address  Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE